Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2009

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com

Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480

JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140

Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of February 8, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
Junior subordinated debentures	bbb-	BB	BB+	Ba1

Hartford Life, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3

Hartford Life Insurance Company:
Short term rating	—	—	A-1	P-2
Consumer notes	a	BBB+	A	Baa1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended December 31, 2008 and 2009	C-3
Year Ended December 31, 2008 and 2009	C-4
Consolidating Balance Sheets
As of December 31, 2008 and 2009	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	C-8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC
Three Months Ended December 31, 2008 and 2009	C-9
Year Ended December 31, 2008 and 2009	C-10
Computation of Return-on-Equity Measures	C-11
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009	C-12
Year Ended December 31, 2008 and 2009	C-13

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of December 31, 2009	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Mutual Funds	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Group Benefits
Income Statements	L-18
Supplemental Data	L-19
Retirement Plans
Income Statements	L-20
Supplemental Data
Deposits	L-21
Assets Under Management and Administration	L-22
Account Value and Asset Rollforward	L-23
International
Highlights	L-24
Japan
Income Statements	L-25
Supplemental Data — Account Value Rollforward in Dollars	L-26
Supplemental Data — Account Value Rollforward in Yen	L-27
Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Deposits	L-29
Assets Under Management	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Underwriting Results	PC-4
Personal Lines Underwriting Results	PC-5
Personal Lines Written and Earned Premiums	PC-6
Small Commercial Underwriting Results	PC-7
Middle Market Underwriting Results	PC-8
Specialty Commercial Underwriting Results	PC-9
Specialty Commercial Written and Earned Premiums	PC-10
Other Operations Operating Results	PC-11
Other Operations Losses and Loss Adjustment Expenses	PC-12
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-13
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended December 31, 2009	PC-14
Year Ended December 31, 2009	PC-15
Reinsurance Recoverable Analysis	PC-16
Consolidated Income Statements	PC-17
Consolidated Balance Sheets	PC-18
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-19

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Composition of Invested Assets
Consolidated	I-5
Life	I-6
Property & Casualty	I-7
Corporate	I-8
Unrealized Loss Aging
Consolidated	I-9
Life	I-10
Property & Casualty	I-11
Invested Asset Exposures
As of December 31, 2009	I-12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	Life is organized into six reporting segments: The Retail Products Group (“Retail”), Individual Life, Retirement Plans, Group Benefits, Institutional Solutions Group (“Institutional”) and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities, trading, reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.
•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated primarily based on core earnings.
•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.
•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2009 presentation.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.
•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-11, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding plus assumed conversion of outstanding convertible preferred shares to common. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page C-1.
•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2008	2009	2009	2009	2009	Change		Change		2008	2009	Change
HIGHLIGHTS
Net income (loss)	$(806)	$(1,209)	$(15)	$(220)	$557	NM		NM		$(2,749)	$(887)	68%
Core earnings (losses)	$(208)	$(1,175)	$622	$660	$689	NM		4%		$858	$796	(7%)
Total revenues [1]	$565	$5,394	$7,637	$5,230	$6,440	NM		23%		$9,219	$24,701	168%
Total assets	$287,583	$276,168	$289,700	$316,720	$307,717	7%		(3%)
Total assets under management [2]	$345,451	$330,187	$352,074	$386,996	$380,834	10%		(2%)

PER SHARE AND SHARES DATA [3]
Basic earnings per common share
Net income (loss) available to common shareholders	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$1.29	NM		NM		$(8.99)	$(2.93)	67%
Core earnings (losses) available to common shareholders	$(0.72)	$(3.66)	$1.90	$1.68	$1.64	NM		(2%)		$2.75	$1.93	(30%)
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$1.19	NM		NM		$(8.99)	$(2.93)	67%
Core earnings (losses) available to common shareholders	$(0.72)	$(3.66)	$1.90	$1.56	$1.51	NM		(3%)		$2.74	$1.85	(32%)
Weighted average common shares outstanding (basic)	300.2	320.8	325.4	356.1	382.7	82.5	sh	26.6	sh	306.7	346.3	39.6	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	320.9	321.5	326.6	382.5	416.2	95.3	sh	33.7	sh	313.0	361.8	48.8	sh
Common shares outstanding assuming conversion of outstanding convertible preferred shares to common	324.8	325.4	326.7	383.0	383.0	58.2	sh	—	sh	324.8	383.0	58.2	sh
Book value per common share	$28.53	$24.15	$32.20	$37.90	$38.92	36%		3%
Per common share impact of AOCI	$(23.16)	$(23.98)	$(20.24)	$(8.40)	$(8.64)	63%		(3%)
Book value per common share (excluding AOCI)	$51.69	$48.13	$52.44	$46.30	$47.56	(8%)		3%
Book value per diluted share				$34.64	$35.96
Common shares outstanding and dilutive potential common shares				419.1	414.5

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	(19.3%)	(31.9%)	(34.2%)	(17.2%)	(8.4%)	10.9		8.8
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	4.7%	(6.2%)	(6.5%)	(1.0%)	3.8%	(0.9)		4.8
Debt to capitalization, including AOCI	40.2%	44.0%	30.3%	25.1%	24.6%	(15.6)		(0.5)
Annualized investment yield, after-tax	2.2%	2.6%	2.9%	2.9%	2.9%	0.7		—		3.2%	2.8%	(0.4)
Ongoing Property & Casualty GAAP combined ratio	77.6	89.9	93.7	93.0	85.1	(7.5)		7.9		90.7	90.4	0.3

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months and year ended December 31, 2008 and 2009.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See page C-8 for computation of basic and diluted earnings (losses) per common share.

[4]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
LIFE
Retail Products Group
Individual Annuity	$(198)	$(924)	$307	$313	$212	NM	(32%)	$(387)	$(92)	76%
Mutual Funds	(2)	1	5	11	17	NM	55%	38	34	(11%)

Total Retail Products Group	(200)	(923)	312	324	229	NM	(29%)	(349)	(58)	83%

Individual Life	26	—	43	28	30	15%	7%	118	101	(14%)

Group Benefits	90	66	41	85	79	(12%)	(7%)	345	271	(21%)

Retirement Plans	(3)	(54)	6	15	(1)	67%	NM	11	(34)	NM

International Markets Group	(110)	(455)	142	81	54	NM	(33%)	(54)	(178)	NM

Institutional Solutions Group	(40)	(20)	(5)	(7)	(8)	80%	(14%)	10	(40)	NM

Other [1]	(24)	5	(46)	(27)	2	NM	NM	(40)	(66)	(65%)

Total Life core earnings (losses) [1][2][3]	(261)	(1,381)	493	499	385	NM	(23%)	41	(4)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	202	75	(10)	(11)	66	(67%)	NM	280	120	(57%)
Small Commercial	167	87	74	90	144	(14%)	60%	437	395	(10%)
Middle Market	148	69	56	61	72	(51%)	18%	169	258	53%
Specialty Commercial	58	23	36	30	81	40%	170%	71	170	139%

Total Ongoing Operations underwriting results	575	254	156	170	363	(37%)	114%	957	943	(1%)
Net servicing income	10	8	7	10	12	20%	20%	31	37	19%
Net investment income	127	185	239	254	265	109%	4%	1,056	943	(11%)
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(3)	(4)	(3)	(2)	33%	33%	2	(12)	NM
Other expenses	(39)	(50)	(48)	(47)	(78)	(100%)	(66%)	(219)	(223)	(2%)
Income tax expense	(236)	(97)	(87)	(106)	(181)	23%	(71%)	(552)	(471)	15%

Ongoing Operations core earnings	434	297	263	278	379	(13%)	36%	1,275	1,217	(5%)

Other Operations core earnings (losses) [4]	18	24	(51)	(32)	(1)	NM	97%	42	(60)	NM

Total Property & Casualty core earnings	452	321	212	246	378	(16%)	54%	1,317	1,157	(12%)

Total Corporate core losses [1][3]	(399)	(115)	(83)	(85)	(74)	81%	13%	(500)	(357)	29%

CONSOLIDATED
Core earnings (losses)	(208)	(1,175)	622	660	689	NM	4%	858	796	(7%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5][6]	(598)	(34)	(637)	(880)	(132)	78%	85%	(3,607)	(1,683)	53%

Net income (loss)	$(806)	$(1,209)	$(15)	$(220)	$557	NM	NM	$(2,749)	$(887)	68%

PER SHARE DATA [7]
Diluted earnings (losses) per common share
Core earnings (losses) available to common shareholders	$(0.72)	$(3.66)	$1.90	$1.56	$1.51	NM	(3%)	$2.74	$1.85	(32%)
Net income (loss) available to common shareholders	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$1.19	NM	NM	$(8.99)	$(2.93)	67%

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4 and $4 recorded in the three months ended September 30, 2009 and December 31, 2009, respectively.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009, of $40. See page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The year ended December 31, 2008 included an asbestos reserve increase of $33, after-tax, and an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[5]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[6]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[7]	See page C-8 for reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
LIFE
Retail Products Group
Individual Annuity	$(198)	$65	$61	$89	$122	NM	37%	$334	$337	1%
Mutual Funds	(2)	1	5	11	17	NM	55%	39	34	(13%)

Total Retail Products Group	(200)	66	66	100	139	NM	39%	373	371	(1%)

Individual Life	26	26	41	50	33	27%	(34%)	155	150	(3%)

Group Benefits	90	66	41	85	79	(12%)	(7%)	345	271	(21%)

Retirement Plans	(3)	—	6	8	(2)	33%	NM	59	12	(80%)

International Markets Group	(110)	(31)	32	58	64	NM	10%	71	123	73%

Institutional Solutions Group	(40)	(20)	(5)	(6)	(8)	80%	(33%)	10	(39)	NM

Other [1]	(24)	5	(46)	(27)	2	NM	NM	(40)	(66)	(65%)

Total Life core earnings (losses) excluding DAC unlock [1][2][3]	(261)	112	135	268	307	NM	15%	973	822	(16%)
DAC Unlock	—	(1,493)	358	231	78	NM	(66%)	(932)	(826)	11%

Total Life core earnings (losses) [1][2][3]	(261)	(1,381)	493	499	385	NM	(23%)	41	(4)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	130	127	100	54	34	(74%)	(37%)	499	315	(37%)
Small Commercial	157	98	107	90	108	(31%)	20%	478	403	(16%)
Middle Market	79	27	42	15	19	(76%)	27%	154	103	(33%)
Specialty Commercial	11	(1)	(10)	(9)	20	82%	NM	38	—	(100%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	377	251	239	150	181	(52%)	21%	1,169	821	(30%)
Catastrophes, excluding prior year development [4]	3	(65)	(142)	(115)	16	NM	NM	(574)	(306)	47%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	6	(5)	3	9	10	67%	11%	29	17	(41%)
Other loss and loss adjustment expenses	189	73	56	126	156	(17%)	24%	333	411	23%

Total Ongoing Operations underwriting results	575	254	156	170	363	(37%)	114%	957	943	(1%)
Net servicing income	10	8	7	10	12	20%	20%	31	37	19%
Net investment income	127	185	239	254	265	109%	4%	1,056	943	(11%)
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(3)	(4)	(3)	(2)	33%	33%	2	(12)	NM
Other expenses	(39)	(50)	(48)	(47)	(78)	(100%)	(66%)	(219)	(223)	(2%)
Income tax expense	(236)	(97)	(87)	(106)	(181)	23%	(71%)	(552)	(471)	15%

Ongoing Operations core earnings	434	297	263	278	379	(13%)	36%	1,275	1,217	(5%)

Other Operations core earnings (losses) [5]	18	24	(51)	(32)	(1)	NM	97%	42	(60)	NM

Total Property & Casualty core earnings	452	321	212	246	378	(16%)	54%	1,317	1,157	(12%)

CORPORATE
Total Corporate core losses [1][3]	(399)	(115)	(83)	(85)	(74)	81%	13%	(500)	(357)	29%

CONSOLIDATED
Core earnings (losses)	(208)	(1,175)	622	660	689	NM	4%	858	796	(7%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [6][7]	(598)	(34)	(637)	(880)	(132)	78%	85%	(3,607)	(1,683)	53%

Net income (loss)	$(806)	$(1,209)	$(15)	$(220)	$557	NM	NM	$(2,749)	$(887)	68%

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4 and $4 recorded in the three months ended September 30, 2009 and December 31, 2009, respectively.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009, of $40. See page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009, resulted in a goodwill impairment of $32 in Corporate.

[4]	The year ended December 31, 2008, included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $258, primarily related to hurricane Ike.

[5]	The year ended December 31, 2008, included an asbestos reserve increase of $33, after-tax, and an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[6]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[7]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$1,296	$1,063	(18%)	$2,570	$2,441	(5%)	$—	$—	—	$3,866	$3,504	(9%)
Fee income	1,076	1,204	12%	—	—	—	3	3	—	1,079	1,207	12%
Net investment income:
Securities available-for-sale and other	638	727	14%	162	307	90%	9	7	(22%)	809	1,041	29%
Equity securities, trading [1]	(4,500)	751	NM	—	—	—	—	—	—	(4,500)	751	NM

Total net investment income	(3,862)	1,478	NM	162	307	90%	9	7	(22%)	(3,691)	1,792	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(309)	(576)	(86%)	(108)	(69)	36%	(2)	—	100%	(419)	(645)	(54%)
OTTI losses recognized in other comprehensive income	—	203	NM	—	8	NM	—	—	—	—	211	NM

Net OTTI losses recognized in earnings	(309)	(373)	(21%)	(108)	(61)	44%	(2)	—	100%	(419)	(434)	(4%)
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(369)	(25)	93%	(138)	258	NM	110	7	(94%)	(397)	240	NM

Total net realized capital gains (losses)	(678)	(398)	41%	(246)	197	NM	108	7	(94%)	(816)	(194)	76%
Other revenues	—	—	—	127	131	3%	—	—	—	127	131	3%

Total revenues	(2,168)	3,347	NM	2,613	3,076	18%	120	17	(86%)	565	6,440	NM

Benefits, losses and loss adjustment expenses	1,858	1,587	(15%)	1,293	1,445	12%	—	—	—	3,151	3,032	(4%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(4,500)	751	NM	—	—	—	—	—	—	(4,500)	751	NM
Amortization of deferred policy acquisition costs and present value of future profits	542	137	(75%)	528	510	(3%)	—	—	—	1,070	647	(40%)
Insurance operating costs and expenses	786	780	(1%)	181	167	(8%)	—	—	—	967	947	(2%)
Interest expense	—	—	—	—	—	—	115	119	3%	115	119	3%
Goodwill impairment	422	—	(100%)	—	—	—	323	—	(100%)	745	—	(100%)
Other expenses [2]	(4)	18	NM	158	197	25%	14	1	(93%)	168	216	29%

Total benefits and expenses	(896)	3,273	NM	2,160	2,319	7%	452	120	(73%)	1,716	5,712	NM

Income (loss) before income taxes	(1,272)	74	NM	453	757	67%	(332)	(103)	69%	(1,151)	728	NM

Income tax expense (benefit)	(465)	(44)	91%	162	249	54%	(42)	(34)	19%	(345)	171	NM

Net income (loss)	(807)	118	NM	291	508	75%	(290)	(69)	76%	(806)	557	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [3]	(546)	(267)	51%	(161)	130	NM	109	5	(95%)	(598)	(132)	78%

Core earnings (losses)	$(261)	$385	NM	$452	$378	(16%)	$(399)	$(74)	81%	$(208)	$689	NM

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended December 31, 2008 included $(22), $(6), and $28 in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

[3]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$5,165	$4,563	(12%)	$10,338	$9,861	(5%)	$—	$—	—	$15,503	$14,424	(7%)
Fee income	5,118	4,563	(11%)	—	—	—	17	13	(24%)	5,135	4,576	(11%)
Net investment income (loss):
Securities available-for-sale and other	3,045	2,903	(5%)	1,253	1,106	(12%)	37	22	(41%)	4,335	4,031	(7%)
Equity securities, trading [1]	(10,340)	3,188	NM	—	—	—	—	—	—	(10,340)	3,188	NM

Total net investment income (loss)	(7,295)	6,091	NM	1,253	1,106	(12%)	37	22	(41%)	(6,005)	7,219	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(2,424)	(1,843)	24%	(1,533)	(345)	77%	(7)	(3)	57%	(3,964)	(2,191)	45%
OTTI losses recognized in other comprehensive income	—	566	NM	—	117	NM	—	—	—	—	683	NM

Net OTTI losses recognized in earnings	(2,424)	(1,277)	47%	(1,533)	(228)	85%	(7)	(3)	57%	(3,964)	(1,508)	62%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(1,714)	(211)	88%	(344)	(66)	81%	104	(225)	NM	(1,954)	(502)	74%

Total net realized capital gains (losses)	(4,138)	(1,488)	64%	(1,877)	(294)	84%	97	(228)	NM	(5,918)	(2,010)	66%
Other revenues	—	—	—	504	492	(2%)	—	—	—	504	492	(2%)

Total revenues	(1,150)	13,729	NM	10,218	11,165	9%	151	(193)	NM	9,219	24,701	168%

Benefits, losses and loss adjustment expenses	7,381	7,421	1%	6,707	6,410	(4%)	—	—	—	14,088	13,831	(2%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(10,340)	3,188	NM	—	—	—	—	—	—	(10,340)	3,188	NM
Amortization of deferred policy acquisition costs and present value of future profits	2,176	2,201	1%	2,095	2,066	(1%)	—	—	—	4,271	4,267	—
Insurance operating costs and expenses	3,269	3,046	(7%)	724	703	(3%)	—	—	—	3,993	3,749	(6%)
Interest expense	2	—	(100%)	—	—	—	341	476	40%	343	476	39%
Goodwill impairment	422	—	(100%)	—	—	—	323	32	(90%)	745	32	(96%)
Other expenses [2]	29	155	NM	695	678	(2%)	(14)	53	NM	710	886	25%

Total benefits and expenses	2,939	16,011	NM	10,221	9,857	(4%)	650	561	(14%)	13,810	26,429	91%

Income (loss) before income taxes	(4,089)	(2,282)	44%	(3)	1,308	NM	(499)	(754)	(51%)	(4,591)	(1,728)	62%

Income tax expense (benefit)	(1,646)	(995)	40%	(95)	325	NM	(101)	(171)	(69%)	(1,842)	(841)	54%

Net income (loss)	(2,443)	(1,287)	47%	92	983	NM	(398)	(583)	(46%)	(2,749)	(887)	68%

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [3]	(2,484)	(1,283)	48%	(1,225)	(174)	86%	102	(226)	NM	(3,607)	(1,683)	53%

Core earnings (losses)	$41	$(4)	NM	$1,317	$1,157	(12%)	$(500)	$(357)	29%	$858	$796	(7%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The year ended December 31, 2008 included $(10), $25, and $(15) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

[3]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Investments
Fixed maturities, available-for-sale, at fair value	$45,182	$46,912	4%	$19,775	$23,911	21%	$155	$330	113%	$65,112	$71,153	9%
Equity securities, trading, at fair value	30,820	32,321	5%	—	—	—	—	—	—	30,820	32,321	5%
Equity securities, available-for-sale, at fair value	711	680	(4%)	674	453	(33%)	73	88	21%	1,458	1,221	(16%)
Mortgage loans	5,684	5,002	(12%)	785	671	(15%)	—	265	NM	6,469	5,938	(8%)
Policy loans, at outstanding balance	2,208	2,174	(2%)	—	—	—	—	—	—	2,208	2,174	(2%)
Limited partnerships and other alternative investments	1,129	845	(25%)	1,166	945	(19%)	—	—	—	2,295	1,790	(22%)
Other investments	1,473	457	(69%)	207	93	(55%)	43	52	21%	1,723	602	(65%)
Short-term investments	6,937	7,079	2%	1,597	1,283	(20%)	1,488	1,995	34%	10,022	10,357	3%

Total investments	94,144	95,470	1%	24,204	27,356	13%	1,759	2,730	55%	120,107	125,556	5%
Cash	1,648	1,898	15%	162	240	48%	1	4	NM	1,811	2,142	18%
Premiums receivable and agents’ balances	407	396	(3%)	3,197	3,008	(6%)	—	—	—	3,604	3,404	(6%)
Reinsurance recoverables	2,918	2,190	(25%)	3,439	3,194	(7%)	—	—	—	6,357	5,384	(15%)
Deferred policy acquisition costs and present value of future profits	11,988	9,423	(21%)	1,260	1,263	—	—	—	—	13,248	10,686	(19%)
Deferred income taxes	2,183	1,679	(23%)	2,435	1,468	(40%)	621	793	28%	5,239	3,940	(25%)
Goodwill	462	470	2%	149	149	—	449	585	30%	1,060	1,204	14%
Property and equipment, net	400	322	(20%)	675	685	1%	—	19	NM	1,075	1,026	(5%)
Other assets	3,557	2,492	(30%)	1,159	1,039	(10%)	182	450	147%	4,898	3,981	(19%)
Separate account assets	130,184	150,394	16%	—	—	—	—	—	—	130,184	150,394	16%

Total assets	$247,891	$264,734	7%	$36,680	$38,402	5%	$3,012	$4,581	52%	$287,583	$307,717	7%

Future policy benefits, unpaid losses and loss adjustment expenses	$16,747	$17,980	7%	$21,933	$21,651	(1%)	$—	$—	—	$38,680	$39,631	2%
Other policyholder funds and benefits payable	53,753	45,852	(15%)	—	—	—	—	—	—	53,753	45,852	(15%)
Other policyholder funds and benefits payable - International variable annuities	30,799	32,296	5%	—	—	—	—	—	—	30,799	32,296	5%
Unearned premiums	138	168	22%	5,244	5,055	(4%)	(3)	(2)	33%	5,379	5,221	(3%)
Debt	92	68	(26%)	—	—	—	6,129	5,771	(6%)	6,221	5,839	(6%)
Consumer notes	1,210	1,136	(6%)	—	—	—	—	—	—	1,210	1,136	(6%)
Other liabilities	7,297	5,284	(28%)	2,914	2,113	(27%)	1,786	2,057	15%	11,997	9,454	(21%)
Separate account liabilities	130,184	150,394	16%	—	—	—	—	—	—	130,184	150,394	16%

Total liabilities	240,220	253,178	5%	30,091	28,819	(4%)	7,912	7,826	(1%)	278,223	289,823	4%

Common equity excluding AOCI	12,095	13,254	10%	8,675	10,103	16%	(3,982)	(5,140)	(29%)	16,788	18,217	9%
Preferred stock	—	—	—	—	—	—	—	2,960	NM	—	2,960	NM
AOCI, net of tax	(4,516)	(1,727)	62%	(2,086)	(520)	75%	(918)	(1,065)	(16%)	(7,520)	(3,312)	56%

Total stockholders’ equity	7,579	11,527	52%	6,589	9,583	45%	(4,900)	(3,245)	34%	9,268	17,865	93%
Noncontrolling Interest	92	29	(68%)	—	—	—	—	—	—	92	29	(68%)

Total equity	7,671	11,556	51%	6,589	9,583	45%	(4,900)	(3,245)	34%	9,360	17,894	91%

Total liabilities and equity	$247,891	$264,734	7%	$36,680	$38,402	5%	$3,012	$4,581	52%	$287,583	$307,717	7%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$398	$419	$342	$342	$343	(14%)	—
Capital lease obligations	68	—	—	—	—	(100%)	—
Senior notes	4,052	4,052	3,778	3,778	3,779	(7%)	—
Junior subordinated debentures	1,703	1,705	1,712	1,715	1,717	1%	—

Total debt [1]	$6,221	$6,176	$5,832	$5,835	$5,839	(6%)	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$16,788	$15,661	$17,131	$17,733	$18,217	9%	3%
Preferred stock	—	—	2,921	2,940	2,960	NM	1%
AOCI, net of tax	(7,520)	(7,801)	(6,610)	(3,217)	(3,312)	56%	(3%)

Total stockholders’ equity	$9,268	$7,860	$13,442	$17,456	$17,865	93%	2%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$15,489	$14,036	$19,274	$23,291	$23,704	53%	2%

Total capitalization, excluding AOCI, net of tax	$23,009	$21,837	$25,884	$26,508	$27,016	17%	2%

DEBT TO CAPITALIZATION RATIOS [1]

Ratio, Including AOCI

Total debt to capitalization	40.2%	44.0%	30.3%	25.1%	24.6%	(15.6)	(0.5)

Ratios, Excluding AOCI

Total debt to capitalization	27.0%	28.3%	22.5%	22.0%	21.6%	(5.4)	(0.4)

Total adjusted debt to capitalization [2] [3] [4] [5] [6]	27.7%	28.8%	32.7%	31.9%	31.9%	4.2	—

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,210, $1,202, $1,199, $1,193 and $1,136 as of December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.5 billion, $1.4 billion, $1.4 billion, $1.4 billion and $1.5 billion for the three months ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the junior subordinated debentures.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the discount value of the Allianz transaction.

[5]	Reflects the assignment by certain rating agencies in the leverage calculation of 25% equity credit related to the preferred stock of the CPP transaction.

[6]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of December 31, 2009
Fixed maturities net unrealized loss	$(1,399)	$(104)	$(1)	$(1,504)
Equities net unrealized gain (loss)	(33)	(42)	2	(73)
Other-than-temporary impairment losses recognized in AOCI	(168)	(56)	—	(224)
Cumulative effect of accounting change, net of tax	(579)	(333)	—	(912)
Net deferred gain on cash-flow hedging instruments	236	20	1	257

Total net unrealized gain (loss)	(1,943)	(515)	2	(2,456)
Foreign currency translation adjustments	216	(17)	—	199
Pension and other postretirement adjustment	—	12	(1,067)	(1,055)

Total accumulated other comprehensive loss	$(1,727)	$(520)	$(1,065)	$(3,312)

As of December 31, 2008
Fixed maturities net unrealized loss	$(5,196)	$(2,221)	$(2)	$(7,419)
Equities net unrealized gain (loss)	(148)	85	(4)	(67)
Net deferred gain on cash-flow hedging instruments	611	31	2	644

Total net unrealized loss	(4,733)	(2,105)	(4)	(6,842)
Foreign currency translation adjustments	217	5	—	222
Pension and other postretirement adjustment	—	14	(914)	(900)

Total accumulated other comprehensive loss	$(4,516)	$(2,086)	$(918)	$(7,520)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Numerator:
Net income (loss)	$(806)	$(1,209)	$(15)	$(220)	$557	$(2,749)	$(887)
Less: preferred dividends and accretion of discount	8	—	3	62	62	8	127

Net income (loss) available to common shareholders	(814)	(1,209)	(18)	(282)	495	(2,757)	(1,014)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1]	(598)	(34)	(637)	(880)	(132)	(3,607)	(1,683)
Add: preferred dividends	—	—	—	—	—	8	—

Core earnings (losses) available to common shareholders	(216)	(1,175)	619	598	627	858	669

Denominator:
Weighted average common shares outstanding (basic)	300.2	320.8	325.4	356.1	382.7	306.7	346.3
Add: Weighted average common shares assuming conversion of outstanding preferred shares to common	20.1	—	—	—	—	5.0	—

Weighted average common assuming conversion of outstanding preferred shares to common (Core basic)	320.3	320.8	325.4	356.1	382.7	311.7	346.3
Dilutive effect of stock compensation	0.6	0.7	0.7	1.1	1.3	1.3	0.9
Dilutive effect of CPP Warrants [2]	—	—	0.5	25.3	32.0	—	14.6
Dilutive effect of Allianz warrants [3]	—	—	—	—	0.2	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted)	320.9	321.5	326.6	382.5	416.2	313.0	361.8

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$1.29	$(8.99)	$(2.93)
Less: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	—	(0.14)	—
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(1.99)	(0.11)	(1.96)	(2.47)	(0.35)	(11.57)	(4.86)
Add: preferred dividends	—	—	—	—	—	0.03	—

Core earnings (losses) available to common shareholders [4]	(0.72)	(3.66)	1.90	1.68	1.64	2.75	1.93

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$1.19	$(8.99)	$(2.93)
Less: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	—	(0.18)	(0.13)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(1.99)	(0.11)	(1.96)	(2.35)	(0.32)	(11.52)	(4.65)
Add: preferred dividends	—	—	—	—	—	0.03	—

Core earnings (losses) available to common shareholders	(0.72)	(3.66)	1.90	1.56	1.51	2.74	1.85

[1]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[3]	The Hartford issued 69.3 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.25.

[4]	Due to the core loss for the quarter ended December 31, 2008, weighted average common shares outstanding of 300.2 million are used in the calculation of Core-Basic loss per share, since the preferred shareholders do not have a contractual obligation to fund the net losses of the Company.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
THREE MONTHS ENDED DECEMBER 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$89	$(115)	NM	$(109)	$178	NM	$(1)	$5	NM	$(21)	$68	NM
Net impairment losses	(196)	(236)	(20%)	(70)	(40)	43%	(1)	—	100%	(267)	(276)	(3%)
Japanese fixed annuity contract hedges, net [1]	34	12	(65%)	—	—	—	—	—	—	34	12	(65%)
Results of variable annuity hedge program
GMWB derivatives, net [2]	(384)	297	NM	—	—	—	—	—	—	(384)	297	NM
Macro hedge program	28	(142)	NM	—	—	—	—	—	—	28	(142)	NM

Total results of variable annuity hedge program	(356)	155	NM	—	—	—	—	—	—	(356)	155	NM
Other net gain (loss) [3]	(128)	(89)	30%	17	(10)	NM	111	—	(100%)	—	(99)	NM

Total net realized capital gains (losses), after-tax and DAC	$(557)	$(273)	51%	$(162)	$128	NM	$109	$5	(95%)	$(610)	$(140)	77%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(557)	$(273)	51%	$(162)	$128	NM	$109	$5	(95%)	$(610)	$(140)	77%
Less: total net realized capital gains (losses) included in core earnings (losses)	(11)	(6)	45%	(1)	(2)	(100%)	—	—	—	(12)	(8)	33%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(546)	$(267)	51%	$(161)	$130	NM	$109	$5	(95%)	$(598)	$(132)	78%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $33 and $8 would have been recognized as an adjustment to this amount in the three months ended December 31, 2008 and 2009, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure. The net gain for the three months ended December 31, 2009 was primarily due to gains resulting from liability model assumption updates of $260, the relative outperformance of the underlying actively managed funds as compared to their respective indices, a decrease in equity market volatility, an increase in interest rates, and the impact of the Company’s own credit spread for the year ended, partially offset by losses resulting from an increase in the equity markets.

[3]	Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, valuation allowances and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
YEAR ENDED DECEMBER 31, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$16	$(287)	NM	$(175)	$56	NM	$(3)	$4	NM	$(162)	$(227)	(40%)
Net impairment losses	(1,537)	(809)	47%	(996)	(149)	85%	(4)	(2)	50%	(2,537)	(960)	62%
Japanese fixed annuity contract hedges, net [1]	42	30	(29%)	—	—	—	—	—	—	42	30	(29%)
SFAS 157 transition impact [2]	(220)	—	100%	—	—	—	—	—	—	(220)	—	100%
Results of variable annuity hedge programs
GMWB derivatives, net [3]	(488)	722	NM	—	—	—	—	—	—	(488)	722	NM
Macro hedge program	38	(673)	NM	—	—	—	—	—	—	38	(673)	NM

Total results of variable annuity hedge programs	(450)	49	NM	—	—	—	—	—	—	(450)	49	NM
Other net gain (loss) [4]	(355)	(295)	17%	(52)	(89)	(71%)	109	(228)	NM	(298)	(612)	(105%)

Total net realized capital losses, after-tax and DAC	$(2,504)	$(1,312)	48%	$(1,223)	$(182)	85%	$102	$(226)	NM	$(3,625)	$(1,720)	53%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital gains (losses)	$(2,504)	$(1,312)	48%	$(1,223)	$(182)	85%	$102	$(226)	NM	$(3,625)	$(1,720)	53%
Less: total net realized capital losses included in core earnings (losses)	(20)	(29)	(45%)	2	(8)	NM	—	—	—	(18)	(37)	(106%)

Total net realized capital gains (losses), after-tax and DAC, excluded from core earnings (losses)	$(2,484)	$(1,283)	48%	$(1,225)	$(174)	86%	$102	$(226)	NM	$(3,607)	$(1,683)	53%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $23 and $8 would have been recognized as an adjustment to this amount in the year ended December 31, 2008 and 2009, respectively.

[2]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure. The net gain for the year ended December 31, 2009 was primarily due to gains resulting from liability model assumption updates of $566, the relative outperformance of the underlying actively managed funds as compared to their respective indices, a decrease in equity market volatility, an increase in interest rates, and the impact of the Company’s own credit spread for the year ended, partially offset by losses resulting from an increase in the equity markets.

[4]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the three months ended June 30, 2009. Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, changes in fair value on warrants associated with the Allianz transaction, valuation allowances loans and other investment gains and losses recorded in Life, P&C, and Corporate for the year ended December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

Numerator [1]:
Net loss available to common shareholders — last 12 months	$(2,749)	$(4,103)	$(4,672)	$(2,323)	$(1,014)
Core earnings (losses) available to common shareholders — last 12 months	$858	$(1,109)	$(1,194)	$(174)	$669

Denominator [2]:
Average common stockholders’ equity, including AOCI	14,236.0	12,848.0	13,672.5	13,536.5	12,086.5
Less: Average AOCI	(4,189.0)	(5,013.0)	(4,695.0)	(3,686.0)	(5,416.0)

Average common stockholders’ equity, excluding AOCI	18,425.0	17,861.0	18,367.5	17,222.5	17,502.5

ROE (net loss last 12 months to common stockholders’ equity, including AOCI)	(19.3%)	(31.9%)	(34.2%)	(17.2%)	(8.4%)
ROE (core earnings (losses) last 12 months to common stockholders’ equity, excluding AOCI)	4.7%	(6.2%)	(6.5%)	(1.0%)	3.8%

[1]	For a reconciliation of net income (loss) to core earnings (losses), see page C-8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC EXCLUDED FROM CORE EARNINGS [1]

								Institutional
	Individual	Mutual	Individual	Group	Retirement			Solutions	Total Life				Total
	Annuity	Funds	Life	Benefits	Plans	Japan	International	Group	[2]	Ongoing	Other Ops	Total P&C	Corporate	Consolidated
Three months ended December 31, 2008

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(595)	—	(21)	(26)	(34)	(218)	(253)	123	(675)	(211)	(32)	(243)	108	(810)
Less: Impacts of deferred policy acquisition costs (“DAC”)	125	—	6	—	(3)	20	16	—	147	—	—	—	—	147
Less: Impacts of tax	(250)	—	(10)	(8)	(11)	(84)	(81)	42	(276)	(74)	(8)	(82)	(1)	(359)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(470)	—	(17)	(18)	(20)	(154)	(188)	81	(546)	(137)	(24)	(161)	109	(598)

Three months ended March 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	486	—	(33)	4	(57)	260	253	(237)	393	(286)	(34)	(320)	42	115
Less: Impacts of deferred policy acquisition costs (“DAC”)	213	—	(4)	—	(3)	3	2	—	205	—	—	—	—	205
Less: Impacts of tax	95	(1)	(11)	1	(20)	90	89	(83)	65	(100)	(11)	(111)	(10)	(56)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	178	1	(18)	3	(34)	167	162	(154)	123	(186)	(23)	(209)	52	(34)

Three months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(5)	—	(48)	(41)	(78)	(55)	(27)	(93)	(320)	(76)	2	(74)	(274)	(668)
Less: Impacts of deferred policy acquisition costs (“DAC”)	177	—	(7)	—	(9)	8	19	—	174	—	—	—	—	174
Less: Impacts of tax	(63)	1	(14)	(14)	(23)	(22)	(23)	(32)	(177)	(35)	—	(35)	7	(205)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(119)	(1)	(27)	(27)	(46)	(41)	(23)	(61)	(317)	(41)	2	(39)	(281)	(637)

Three months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(622)	—	(33)	(31)	(88)	(173)	(160)	(144)	(1,125)	(76)	(11)	(87)	(3)	(1,215)
Less: Impacts of deferred policy acquisition costs (“DAC”)	141	—	2	—	(12)	13	18	—	145	—	—	—	—	145
Less: Impacts of tax	(267)	—	(11)	(11)	(27)	(65)	(65)	(50)	(448)	(27)	(4)	(31)	(1)	(480)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(496)	—	(24)	(20)	(49)	(121)	(113)	(94)	(822)	(49)	(7)	(56)	(2)	(880)

Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	149	—	(30)	(53)	(103)	27	(26)	(257)	(390)	184	15	199	7	(184)
Less: Impacts of deferred policy acquisition costs (“DAC”)	19	—	(4)	—	(13)	(12)	(4)	—	(3)	—	—	—	—	(3)
Less: Impacts of tax	45	—	(9)	(19)	(31)	13	9	(91)	(120)	65	4	69	2	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	85	—	(17)	(34)	(59)	26	(31)	(166)	(267)	119	11	130	5	(132)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable.

[2]	Total Life includes amounts recorded in Other Life which is not separately disclosed.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC EXCLUDED FROM CORE EARNINGS [1]

								Institutional
	Individual	Mutual	Individual	Group	Retirement			Solutions					Total
	Annuity	Funds	Life	Benefits	Plans	Japan	International	Group	Total Life[2]	Ongoing	Other Ops	Total P&C	Corporate	Consolidated
Year ended December 31, 2008

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(1,908)	(1)	(250)	(539)	(268)	(366)	(421)	(789)	(4,134)	(1,671)	(208)	(1,879)	97	(5,916)
Less: Impacts of deferred policy acquisition costs (“DAC”)	(297)	—	(2)	—	(10)	(16)	(29)	—	(337)	—	—	—	—	(337)
Less: Impacts of tax	(562)	—	(87)	(188)	(90)	(123)	(121)	(277)	(1,313)	(585)	(69)	(654)	(5)	(1,972)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(1,049)	(1)	(161)	(351)	(168)	(227)	(271)	(512)	(2,484)	(1,086)	(139)	(1,225)	102	(3,607)

Year ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	8	—	(144)	(121)	(326)	59	40	(731)	(1,442)	(254)	(28)	(282)	(228)	(1,952)
Less: Impacts of deferred policy acquisition costs (“DAC”)	550	—	(13)	—	(37)	12	35	—	521	—	—	—	—	521
Less: Impacts of tax	(190)	—	(45)	(43)	(101)	16	10	(256)	(680)	(97)	(11)	(108)	(2)	(790)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(352)	—	(86)	(78)	(188)	31	(5)	(475)	(1,283)	(157)	(17)	(174)	(226)	(1,683)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable.

[2]	Total Life includes amounts recorded in Other Life which is not separately disclosed.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$548	$581	$496	$561	$583	6%	4%	$2,705	$2,221	(18%)
Mutual Funds	154	138	156	170	182	18%	7%	794	646	(19%)

Total Retail Products Group	702	719	652	731	765	9%	5%	3,499	2,867	(18%)

Individual Life [1]	275	352	303	309	310	13%	—	1,164	1,274	9%

Group Benefits	1,197	1,228	1,176	1,173	1,173	(2%)	—	4,809	4,750	(1%)

Retirement Plans	149	148	158	163	163	9%	—	676	632	(7%)

International Markets Group [1]	267	219	249	269	267	—	(1%)	1,038	1,004	(3%)

Institutional Solutions Group	441	440	330	274	277	(37%)	1%	2,045	1,321	(35%)

Other	(24)	37	35	32	31	NM	(3%)	93	135	45%

Core revenues before net investment income (loss) on equity securities held for trading	3,007	3,143	2,903	2,951	2,986	(1%)	1%	13,324	11,983	(10%)

Net investment income (loss) on equity securities held for trading [2]	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM

Total core revenues	$(1,493)	$2,419	$5,426	$3,589	$3,737	NM	4%	$2,984	$15,171	NM
Net realized gains (losses), before tax and DAC, excluded from core revenues [1]	(675)	393	(320)	(1,125)	(390)	42%	65%	(4,134)	(1,442)	65%

Total revenues	$(2,168)	$2,812	$5,106	$2,464	$3,347	NM	36%	$(1,150)	$13,729	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3] [4]	$(198)	$(924)	$307	$313	$212	NM	(32%)	$(387)	$(92)	76%
Mutual Funds [3]	(2)	1	5	11	17	NM	55%	38	34	(11%)

Total Retail Products Group	(200)	(923)	312	324	229	NM	(29%)	(349)	(58)	83%

Individual Life [3]	26	—	43	28	30	15%	7%	118	101	(14%)

Group Benefits	90	66	41	85	79	(12%)	(7%)	345	271	(21%)

Retirement Plans [3]	(3)	(54)	6	15	(1)	67%	NM	11	(34)	NM

International Markets Group [3] [5] [6]	(110)	(455)	142	81	54	NM	(33%)	(54)	(178)	NM

Institutional Solutions Group [3]	(40)	(20)	(5)	(7)	(8)	80%	(14%)	10	(40)	NM

Other [7]	(24)	5	(46)	(27)	2	NM	NM	(40)	(66)	(65%)

Core earnings	(261)	(1,381)	493	499	385	NM	(23%)	41	(4)	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3] [8]	(546)	123	(317)	(822)	(267)	51%	68%	(2,484)	(1,283)	48%

Net income (loss)	$(807)	$(1,258)	$176	$(323)	$118	NM	NM	$(2,443)	$(1,287)	47%

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [9]	(0.6%)	(21.2%)	(19.0%)	(8.6%)	(1.4%)	(0.8)	7.2
Assets under management	$298,017	$283,442	$301,672	$334,267	$329,731	11%	(1%)
DAC capitalization	$310	$222	$196	$186	$180		(3%)
DAC amortization	$542	$1,736	$156	$172	$137		(20%)
DAC and PVFP assets	$11,988	$10,828	$10,529	$9,785	$9,423		(4%)
United States Statutory surplus ($ in billions) [10]	$6.0	$5.6	$6.1	$6.0	$7.3

[1]	See table on page L-5 that summarizes the DAC unlock impacts on core revenues and total revenues for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009 and the year ended December 31, 2008 and 2009.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in International, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	See table on page L-5 that summarizes the DAC unlock impacts on core earnings and net income for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009 and the year ended December 31, 2008 and 2009.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[5]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[6]	Includes additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3 Win Trigger.

[7]	Includes the after-tax charge of $54, $18, and $17 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[8]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[9]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[10]	Estimated United States statutory surplus at December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity	$548	$509	$532	$576	$591	8%	3%	$2,676	$2,208	(17%)
Mutual Funds	154	138	156	170	182	18%	7%	794	646	(19%)

Total Retail Products Group	702	647	688	746	773	10%	4%	3,470	2,854	(18%)

Individual Life	275	289	305	301	299	9%	(1%)	1,190	1,194	—

Group Benefits	1,197	1,228	1,176	1,173	1,173	(2%)	—	4,809	4,750	(1%)

Retirement Plans	149	148	158	163	163	9%	—	676	632	(7%)

International Markets Group	267	220	243	270	267	—	(1%)	1,045	1,000	(4%)

Institutional Solutions Group	441	440	330	274	277	(37%)	1%	2,045	1,321	(35%)

Other	(24)	37	35	32	31	NM	(3%)	93	135	45%

Core revenues before net investment income (loss) on equity securities held for trading	3,007	3,009	2,935	2,959	2,983	(1%)	1%	13,328	11,886	(11%)

Net investment income (loss) and other on equity securities held for trading	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM

Total core revenues, excluding impacts of DAC unlock	$(1,493)	$2,285	$5,458	$3,597	3,734	NM	4%	$2,988	15,074	NM

DAC unlock impacts on total revenues	—	150	(36)	(10)	4	—	NM	8	108	NM

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(675)	377	(316)	(1,123)	(391)	42%	65%	(4,146)	(1,453)	65%

Total revenues	$(2,168)	$2,812	$5,106	$2,464	$3,347	NM	36%	$(1,150)	$13,729	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$(198)	$65	$61	$89	$122	NM	37%	$334	$337	1%
Mutual Funds	(2)	1	5	11	17	NM	55%	39	34	(13%)

Total Retail Products Group	(200)	66	66	100	139	NM	39%	373	371	(1%)

Individual Life	26	26	41	50	33	27%	(34%)	155	150	(3%)

Group Benefits	90	66	41	85	79	(12%)	(7%)	345	271	(21%)

Retirement Plans	(3)	—	6	8	(2)	33%	NM	59	12	(80%)

International Markets Group	(110)	(31)	32	58	64	NM	10%	71	123	73%

Institutional Solutions Group	(40)	(20)	(5)	(6)	(8)	80%	(33%)	10	(39)	NM

Other	(24)	5	(46)	(27)	2	NM	NM	(40)	(66)	(65%)

Core earnings, excluding impacts of DAC unlock	(261)	112	135	268	307	NM	15%	973	822	(16%)

DAC unlock impacts on net income	—	(1,490)	360	62	37	—	(40%)	(941)	(1,031)	(10%)

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(546)	120	(319)	(653)	(226)	59%	65%	(2,475)	(1,078)	56%

Net income (loss)	$(807)	$(1,258)	$176	$(323)	$118	NM	NM	$(2,443)	$(1,287)	47%

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlocks recorded in the three months ended March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009 and the year ended December 31, 2008 and 2009.

L - 1A

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Earned premiums [3]	$1,296	$1,318	$1,114	$1,068	$1,063	(18%)	—	$5,165	$4,563	(12%)
Fee income [3]	1,081	1,148	1,060	1,137	1,201	11%	6%	5,142	4,546	(12%)
Net investment income (loss)
Securities available-for-sale and other	638	689	739	748	727	14%	(3%)	3,045	2,903	(5%)
Equity securities held for trading [1]	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM

Total net investment income (loss)	(3,862)	(35)	3,262	1,386	1,478	NM	7%	(7,295)	6,091	NM
Net realized capital losses — core	(8)	(12)	(10)	(2)	(5)	38%	(150%)	(28)	(29)	(4%)

Total core revenues	(1,493)	2,419	5,426	3,589	3,737	NM	4%	2,984	15,171	NM

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(675)	393	(320)	(1,125)	(390)	42%	65%	(4,134)	(1,442)	65%

Total revenues	(2,168)	2,812	5,106	2,464	3,347	NM	36%	(1,150)	13,729	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [3]	1,829	3,033	1,342	1,400	1,586	(13%)	13%	7,424	7,361	(1%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM
Amortization of deferred policy acquisition costs and present value of future profits [3]	424	1,554	(12)	43	141	(67%)	NM	2,470	1,726	(30%)
Goodwill impairment [2]	422	—	—	—	—	(100%)	—	422	—	(100%)
Insurance operating costs and other expenses [4]	782	755	850	812	798	2%	(2%)	3,300	3,215	(3%)

Total benefits and expenses	(1,043)	4,618	4,703	2,893	3,276	NM	13%	3,276	15,490	NM

CORE EARNINGS
Core earnings before income taxes	(450)	(2,199)	723	696	461	NM	(34%)	(292)	(319)	(9%)
Income tax expense (benefit) [3]	(189)	(818)	230	197	76	NM	(61%)	(333)	(315)	5%

Core earnings	(261)	(1,381)	493	499	385	NM	(23%)	41	(4)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3] [5]	(546)	123	(317)	(822)	(267)	51%	68%	(2,484)	(1,283)	48%

Net income (loss)	(807)	(1,258)	176	(323)	118	NM	NM	(2,443)	(1,287)	47%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	As a result of the goodwill testing performed during the three months ended December 31, 2008, the Company wrote-off goodwill of $274, after-tax.

[3]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Fee Income	$—	$128	$(25)	$(9)	$9	$(9)	$103
Earned Premiums	—	6	(7)	1	(6)	5	(6)
Benefits, losses and loss adjustment expense	—	1,099	(345)	(145)	8	325	617
Amortization of deferred policy acquisition costs	—	1,330	(272)	(216)	(129)	1,106	713
Income tax expense (benefit)	—	(802)	227	122	46	(503)	(407)

Core earnings (loss)	—	(1,493)	358	231	78	(932)	(826)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	3	2	(169)	(41)	(9)	(205)

Net income (loss)	—	(1,490)	360	62	37	(941)	(1,031)

[4]	Includes the before-tax charges of $72, $18, and $27 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[5]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$117,707	$112,237	$113,037	$115,958	$114,340	(3%)	(1%)
Separate account	130,184	124,738	133,946	155,958	150,394	16%	(4%)

Total assets	247,891	236,975	246,983	271,916	264,734	7%	(3%)
Mutual fund assets	50,126	46,467	54,689	62,351	64,997	30%	4%

Total assets under management	$298,017	$283,442	$301,672	$334,267	$329,731	11%	(1%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$45,182	$42,428	$43,980	$45,927	$46,912	4%	2%
Equity securities, trading, at fair value	30,820	27,813	30,813	33,463	32,321	5%	(3%)
Equity securities, available-for-sale, at fair value	711	525	642	690	680	(4%)	(1%)
Mortgage loans	5,684	5,633	5,503	5,365	5,002	(12%)	(7%)
Policy loans, at outstanding balance	2,208	2,197	2,204	2,209	2,174	(2%)	(2%)
Limited partnerships and other alternative investments	1,129	955	875	860	845	(25%)	(2%)
Other investments	1,473	2,909	954	1,513	457	(69%)	(70%)
Short-term investments	6,937	8,580	7,365	7,478	7,079	2%	(5%)

Total investments	94,144	91,040	92,336	97,505	95,470	1%	(2%)

Cash	1,648	1,604	2,196	2,134	1,898	15%	(11%)
Premiums receivable and agents’ balances	407	407	374	365	396	(3%)	8%
Reinsurance recoverables	2,918	3,177	2,549	2,355	2,190	(25%)	(7%)
Deferred policy acquisition costs and present value of future profits	11,988	10,828	10,529	9,785	9,423	(21%)	(4%)
Deferred income taxes	2,183	3,201	2,528	1,637	1,679	(23%)	3%
Goodwill	462	470	470	470	470	2%	—
Property and equipment, net	400	394	355	343	322	(20%)	(6%)
Other assets	3,557	1,116	1,700	1,364	2,492	(30%)	83%
Separate account assets	130,184	124,738	133,946	155,958	150,394	16%	(4%)

Total assets	$247,891	$236,975	$246,983	$271,916	$264,734	7%	(3%)

Future policy benefits, unpaid losses and loss adjustment expenses	$16,747	$18,562	$18,153	$17,950	$17,980	7%	—
Other policyholder funds and benefits payable	53,753	52,952	49,257	47,996	45,852	(15%)	(4%)
Other policyholder funds payable — International variable annuities	30,799	27,793	30,793	33,439	32,296	5%	(3%)
Unearned premiums	138	138	145	168	168	22%	—
Consumer Notes	1,210	1,202	1,199	1,193	1,136	(6%)	(5%)
Debt	92	66	67	67	68	(26%)	1%
Other liabilities	7,297	5,561	5,463	5,224	5,284	(28%)	1%
Separate account liabilities	130,184	124,738	133,946	155,958	150,394	16%	(4%)

Total liabilities	240,220	231,012	239,023	261,995	253,178	5%	(3%)

Equity excluding AOCI, net of tax	12,095	10,839	12,112	11,809	13,254	10%	12%
AOCI, net of tax	(4,516)	(4,904)	(4,172)	(1,913)	(1,727)	62%	10%

Total stockholders’ equity	7,579	5,935	7,940	9,896	11,527	52%	16%

Noncontrolling Interest	92	28	20	25	29	(68%)	16%

Total equity	7,671	5,963	7,960	9,921	11,556	51%	16%

Total liabilities and equity	$247,891	$236,975	$246,983	$271,916	$264,734	7%	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Institutional
	Individual	Other	Individual	Group	Retirement		Solutions
	Annuity	Retail	Life	Benefits	Plans	International	Group	Total
YEAR-TO-DATE
Balance, December 31, 2008	$5,693	$108	$3,027	$81	$877	$2,046	$156	$11,988
Adjustments to unrealized gains and losses on securities available — for — sale and other	(1,277)	(42)	(420)	—	(209)	46	(1)	(1,903)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,416	66	2,607	81	668	2,092	155	10,085
Cumulative effect of accounting changes (Pre-tax) [1]	(4)	—	(19)	—	(31)	(24)	—	(78)
Capitalization	224	41	276	58	118	59	8	784
Amortization — Deferred Policy Acquisition Costs	(451)	(50)	(153)	(61)	(23)	(234)	(16)	(988)
Amortization — Present Value of Future Profits	—	—	(24)	—	—	—	—	(24)
Amortization — Realized Capital Gains / Losses	(229)	—	17	—	51	(18)	—	(179)
Amortization — Unlock — Core	(399)	—	(149)	—	(69)	(95)	(1)	(713)
Amortization — Unlock — Non-core	(260)	—	(5)	—	(15)	(17)	—	(297)
Effect of Currency Translation Adjustment	—	—	—	—	—	(39)	—	(39)

Balance, December 31, 2009	3,297	57	2,550	78	699	1,724	146	8,551
Adjustments to unrealized gains and losses on securities available — for — sale and other [1]	467	—	73	—	281	51	—	872

Balance, December 31, 2009 including adjustments to unrealized gains and losses on securities available-for-sale and other	$3,764	$57	$2,623	$78	$980	$1,775	$146	$9,423

[1]	Includes the cumulative effect adjustments as a result of the adoption of FSP FAS 115-2. The effect of SFAS 115-2 is offset within the adjustments to unrealized gains and losses on securities, available-for-sale and other.

	THREE MONTHS ENDED,				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
DAC UNLOCK IMPACT ON REVENUES
Individual Annuity	$72	$(36)	$(15)	$(8)	$29	$13
Individual Life	63	(2)	8	11	(26)	80
International Markets Group	(1)	6	(1)	—	(7)	4

Total DAC unlock impact on core revenues	$134	$(32)	$(8)	$3	$(4)	$97
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	16	(4)	(2)	1	12	11

Total DAC unlock impact on revenues	$150	$(36)	$(10)	$4	$8	$108

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$(989)	$246	$224	$90	$(721)	$(429)
Other Retail	—	—	—	—	(1)	—

Total Retail Products Group	(989)	246	224	90	(722)	(429)
Individual Life	(26)	2	(22)	(3)	(37)	(49)
Retirement Plans	(54)	—	7	1	(48)	(46)
International Markets Group	(424)	110	23	(10)	(125)	(301)
Institutional Solutions Group	—	—	(1)	—	—	(1)

DAC unlock impact on core earnings	(1,493)	358	231	78	(932)	(826)

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	3	2	(169)	(41)	(9)	(205)

Net income (loss)	$(1,490)	$360	$62	$37	$(941)	$(1,031)

[2]	Included in the three months ended March 31, 2009, June 30, 2009, September 30, 2009 , and December 31, 2009 are income tax expense (benefits) of $4, $3, $(95), and $(12), respectively. Included in the year ended December 31, 2008 and 2009 are income tax benefits of $(6) and $(100), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of December 31, 2009
		NET AMT AT	% of NAR
	ACCOUNT VALUE	RISK [9]	REINSURED	RETAINED NAR [9]
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$27,423	$8,408	71%	$2,461
with 5% rollup [2]	1,868	664	61%	259
with Earnings Protection Benefit Rider (EPB) [3]	6,567	1,409	90%	140
with 5% rollup & EPB	784	224	80%	45

Total MAV	36,642	10,705	73%	2,905
Asset Protection Benefit (APB) [4]	28,612	5,508	36%	3,535
Lifetime Income Benefit (LIB) [5]	1,330	214	—%	214
Reset [6] (5-7 years)	3,790	490	1%	486
Return of Premium [7]/Other	21,446	1,445	3%	1,405

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$91,820	$18,362	53%	$8,545

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,802

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$85,018

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	65,376

TOTAL SEPARATE ACCOUNT LIABILITIES	$150,394

JAPAN GUARANTEED MINIMUM DEATH AND LIVING BENEFITS [8]	30,521	6,335	17%	5,238

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2009	2009	2009	2009
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	903.25	797.87	919.32	1,057.08	1,115.10
Total Account Value	$81,128	$74,453	$81,864	$90,076	$91,820
Retained net amount of risk	17,149	18,726	14,558	10,218	8,545
GMDB net GAAP liability [11]	275	749	578	444	446
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$29,726	$26,567	$29,272	$31,698	$30,521
Retained net amount of risk	7,761	7,619	5,765	5,804	5,238
GMDB/GMIB net GAAP liability [11]	198	679	525	549	543

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. An accumulation benefit is a guarantee to return initial investment, along with a premium based on an agreed upon interest rate, paid through a fixes annuity or lump sum, after a deferral period of 10 years. A withdrawal benefit allows for an agreed upon percentage of the investment to be withdrawn each year until the investment value is reached. Guaranteed income, accumulation, and withdrawal benefits are considered living benefits. The guaranteed remaining balance related to the Japan GMIB was $28.5 billion and $30.6 billion as of December 31, 2009 and December 31, 2008, respectively. The combined guaranteed remaining balance related to the Japan GMAB and GMWB was $648.1 and $567.1 as of December 31, 2009 and December 31, 2008, respectively. 59% of account value and 52% of retained NAR is reinsured to a U.S. insurance company affiliate of The Hartford.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity markets movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contractholder’s investment in the separate account and the general account.

[11]	For the three months ended March 31, 2009, there was an increase to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity busines of $511 and $509, respectively. For the three months ended June 30, 2009 the amounts were $(158) and $(179), respectively. For the three months ended September 30, 2009, the amounts were $(117) and $(22), respectively. For the three months ended December 31, 2009 the amounts were $1 and $13, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2009

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,339
Liability for reinsurance in unauthorized companies	(7)

Net statutory reinsurance reserve credit	$2,332

Statutory amounts recoverable from reinsurers	$163

The top ten reinsurers represent $2,268 or 91% of the total statutory reserve credit and amounts recoverable.
•	19% of this amount is with reinsurers rated “A+” by A.M. Best at February 4, 2010.

•	73% of this amount is with reinsurers rated “A” by A.M. Best at February 4, 2010.

•	8% of this amount is with reinsurers rated “A-” by A.M. Best at February 4, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2009	December 31, 2008

Statutory Capital and Surplus	$7,287	$6,046
GAAP Adjustments
Investment in subsidiaries	1,019	2,960
Deferred policy acquisition costs	9,423	11,988
Deferred taxes	827	1,461
Benefit reserves	(4,031)	(7,224)
Unrealized losses on investments, net of impairments	(2,757)	(8,465)
Asset valuation reserve and interest maintenance reserve	149	177
Goodwill	413	376
Other, net	(774)	352

GAAP Stockholders’ Equity	$11,556	$7,671

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$335	$302	$325	$352	$371	11%	5%	$1,781	$1,350	(24%)
Other fees [1]	31	93	(4)	6	19	(39%)	NM	157	114	(27%)

Total fee income	366	395	321	358	390	7%	9%	1,938	1,464	(24%)
Direct premiums	22	18	26	24	23	5%	(4%)	99	91	(8%)
Reinsurance premiums [1]	(24)	(16)	(30)	(22)	(30)	(25%)	(36%)	(103)	(98)	5%

Net premiums	(2)	2	(4)	2	(7)	NM	NM	(4)	(7)	(75%)

Total premiums and other considerations	364	397	317	360	383	5%	6%	1,934	1,457	(25%)

Net investment income
Net investment income on G/A assets	162	169	181	203	197	22%	(3%)	779	750	(4%)
Net investment income on assigned capital	31	13	19	20	18	(42%)	(10%)	92	70	(24%)
Charge for invested capital	(7)	2	(16)	(20)	(15)	(114%)	25%	(102)	(49)	52%

Total net investment income	186	184	184	203	200	8%	(1%)	769	771	—
Net realized capital gains (losses) — core	(2)	—	(5)	(2)	—	100%	100%	2	(7)	NM

Total core revenues	548	581	496	561	583	6%	4%	2,705	2,221	(18%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(595)	486	(5)	(622)	149	NM	NM	(1,908)	8	NM

Total revenues	(47)	1,067	491	(61)	732	NM	NM	797	2,229	180%

Benefits and Expenses
Benefits and losses
Death benefits [1]	35	555	(116)	(88)	27	(23%)	NM	192	378	97%
Other contract benefits	27	22	15	17	22	(19%)	29%	87	76	(13%)
Change in reserve	11	4	12	9	9	(18%)	—	52	34	(35%)
Sales inducements [1]	2	80	(5)	(1)	4	100%	NM	100	78	(22%)
Interest credited on G/A assets	162	169	171	174	169	4%	(3%)	619	683	10%

Total benefits and losses	237	830	77	111	231	(3%)	108%	1,050	1,249	19%

Other insurance expenses
Commissions & wholesaling expenses	175	135	126	129	128	(27%)	(1%)	884	518	(41%)
Operating expenses	56	49	49	45	49	(13%)	9%	226	192	(15%)
Premium taxes and other expenses	5	4	4	5	6	20%	20%	13	19	46%

Subtotal — expenses before deferral	236	188	179	179	183	(22%)	2%	1,123	729	(35%)
Deferred policy acquisition costs	(109)	(65)	(55)	(57)	(47)	57%	18%	(577)	(224)	61%

Total other insurance expense	127	123	124	122	136	7%	11%	546	505	(8%)
Amortization of deferred policy acquisition costs [1]	86	1,100	(125)	(111)	(14)	NM	87%	1,503	850	(43%)
Goodwill impairment [3]	422	—	—	—	—	(100%)	—	422	—	(100%)

Total benefits and expenses	872	2,053	76	122	353	(60%)	189%	3,521	2,604	(26%)
Core earnings (loss) before income taxes	(324)	(1,472)	420	439	230	NM	(48%)	(816)	(383)	53%
Income tax expense (benefit) [1] [4]	(126)	(548)	113	126	18	NM	(86%)	(429)	(291)	32%

Core earnings (loss) [1]	(198)	(924)	307	313	212	NM	(32%)	(387)	(92)	76%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [2] [5]	(470)	178	(119)	(496)	85	NM	NM	(1,049)	(352)	66%

Net income (loss) [1]	$(668)	$(746)	$188	$(183)	$297	NM	NM	$(1,436)	$(444)	69%

RETURN ON ASSETS (After-tax bps)
Core earnings	(83.9)	(445.9)	146.6	136.9	88.2	NM	(36%)	(36.0)	(10.1)	72%
Net income (loss)	(283.1)	(360.0)	89.8	(80.0)	123.6	NM	NM	(133.5)	(48.6)	64%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Other Fees	$—	$66	$(29)	$(16)	$(2)	$24	$19
Reinsurance Premiums	—	6	(7)	1	(6)	5	(6)
Death Benefits	—	511	(158)	(117)	1	116	237
Sales Inducements	—	71	(15)	(11)	(8)	62	37
Amortization of deferred policy acquisition costs	—	1,011	(241)	(232)	(139)	959	399
Income tax expense (benefit)	—	(532)	132	121	48	(387)	(231)

Core earnings (loss)	—	(989)	246	224	90	(721)	(429)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	4	7	(155)	(33)	(10)	(177)

Net income (loss)	—	(985)	253	69	57	(731)	(606)

[2]	Included in the three months ended December 31, 2008 and March 31, June 30, September 30, and December 31, 2009 are guaranteed minimum withdrawal benefit (“GMWB”), net realized gains (losses), net of tax and DAC, excluded from core earnings of ($254), $237, $304, $(138), and $265, respectively.

[3]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[4]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[5]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — MUTUAL FUNDS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$2	$—	$—	$—	$—	(100%)	—	$13	$—	(100%)
Mutual fund and other fees	158	142	162	175	188	19%	7%	803	667	(17%)

Total fee income	160	142	162	175	188	18%	7%	816	667	(18%)

Net investment loss
Net investment loss on G/A assets	(4)	(3)	(4)	(3)	(4)	—	(33%)	(11)	(14)	(27%)
Net investment loss on assigned capital	(2)	(1)	(2)	(2)	(2)	—	—	(11)	(7)	36%

Total net investment loss	(6)	(4)	(6)	(5)	(6)	—	(20%)	(22)	(21)	5%
Total core revenues	154	138	156	170	182	18%	7%	794	646	(19%)
Net realized losses, before tax and DAC, excluded from core revenues	—	—	—	—	—	—	—	(1)	—	100%

Total revenues	154	138	156	170	182	18%	7%	793	646	(19%)

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	103	97	116	120	125	21%	4%	553	458	(17%)
Operating expenses	30	29	26	28	27	(10%)	(4%)	144	110	(24%)
Premium taxes and other expenses	6	5	6	3	3	(50%)	—	18	17	(6%)

Subtotal — expenses before deferral	139	131	148	151	155	12%	3%	715	585	(18%)
Deferred policy acquisition costs	(12)	(9)	(12)	(10)	(10)	17%	—	(74)	(41)	45%

Total other insurance expense	127	122	136	141	145	14%	3%	641	544	(15%)
Amortization of deferred policy acquisition costs	30	14	13	11	12	(60%)	9%	96	50	(48%)

Total benefits and expenses	157	136	149	152	157	—	3%	737	594	(19%)

Core earnings (loss) before income taxes	(3)	2	7	18	25	NM	39%	57	52	(9%)
Income tax expense (benefit)	(1)	1	2	7	8	NM	14%	19	18	(5%)

Core earnings (loss)	(2)	1	5	11	17	NM	55%	38	34	(11%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	—	1	(1)	—	—	—	—	(1)	—	100%

Net income (loss)	$(2)	$2	$4	$11	$17	NM	55%	$37	$34	(8%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(2.1)	1.3	6.1	11.4	15.9	NM	39%	9.0	8.8	(2%)
Net income	(2.1)	2.6	4.9	11.4	15.9	NM	39%	8.8	8.8	—

[1]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Individual Annuity
Broker-dealer	$1,266	$949	$564	$448	$492	(61%)	10%	$6,019	$2,453	(59%)
Banks	742	386	418	388	310	(58%)	(20%)	3,494	1,502	(57%)

Total deposits by distribution	2,008	1,335	982	836	802	(60%)	(4%)	9,513	3,955	(58%)

Variable	1,160	702	701	622	631	(46%)	1%	7,887	2,656	(66%)
Fixed MVA/other	848	633	281	214	171	(80%)	(20%)	1,626	1,299	(20%)

Total deposits by product	2,008	1,335	982	836	802	(60%)	(4%)	9,513	3,955	(58%)

Retail Mutual Funds	2,565	2,250	3,075	3,111	3,131	22%	1%	14,112	11,567	(18%)

529 College Savings Plan/Specialty Products/Other [1]	80	57	42	43	52	(35%)	21%	557	194	(65%)

Total Retail Products Group	$4,653	$3,642	$4,099	$3,990	$3,985	(14%)	—	$24,182	$15,716	(35%)

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change
INDIVIDUAL ANNUITY
General account	$16,051	$16,499	$16,516	$16,526	$16,456	3%	—
Non-guaranteed separate account	69,805	63,414	71,046	78,873	80,333	15%	2%

Total Individual Annuity	$85,856	$79,913	$87,562	$95,399	$96,789	13%	1%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$4,866	$4,839	$4,670	$4,560	$4,471	(8%)	(2%)
Non-guaranteed separate account	69,712	63,327	70,943	78,755	80,208	15%	2%

Total individual variable annuities	74,578	68,166	75,613	83,315	84,679	14%	2%

Fixed MVA & other individual annuities	11,278	11,747	11,949	12,084	12,110	7%	—

Total Individual Annuity	85,856	79,913	87,562	95,399	96,789	13%	1%

Specialty Products/Other — Segregated Assets [1]	398	—	—	—	—	(100%)	—

Mutual Fund Assets
Retail mutual fund assets	31,032	28,706	34,708	40,127	42,829	38%	7%
Specialty Product/Other mutual fund assets [1]	826	—	—	—	—	(100%)	—
529 College Savings Plan assets	852	837	985	1,123	1,202	41%	7%

Total Mutual Fund Assets	32,710	29,543	35,693	41,250	44,031	35%	7%

Total Retail Products Group Assets Under Management	$118,964	$109,456	$123,255	$136,649	$140,820	18%	3%

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
VARIABLE ANNUITIES
Beginning balance	$92,250	$74,578	$68,166	$75,613	$83,315
Deposits	1,160	702	701	622	631
Surrenders	(2,671)	(2,288)	(1,929)	(1,954)	(2,161)
Death benefits/annuity payouts	(342)	(349)	(351)	(340)	(336)
Transfers [2]	(25)	(29)	(17)	(11)	(13)

Net Flows	(1,878)	(1,964)	(1,596)	(1,683)	(1,879)
Change in market value/change in reserve/interest credited	(15,778)	(4,443)	9,048	9,389	3,246
Other [3]	(16)	(5)	(5)	(4)	(3)

Ending balance	$74,578	$68,166	$75,613	$83,315	$84,679

FIXED MVA AND OTHER
Beginning balance	$10,687	$11,278	$11,747	$11,949	$12,084
Deposits	848	633	281	214	171
Surrenders	(308)	(238)	(164)	(171)	(223)
Death benefits/annuity payouts	(112)	(113)	(110)	(110)	(116)
Transfers [2]	55	55	41	46	45

Net Flows	483	337	48	(21)	(123)
Change in market value/change in reserve/interest credited	108	132	154	156	149

Ending balance	$11,278	$11,747	$11,949	$12,084	$12,110

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$102,937	$85,856	$79,913	$87,562	$95,399
Deposits	2,008	1,335	982	836	802
Surrenders	(2,979)	(2,526)	(2,093)	(2,125)	(2,384)
Death benefits/annuity payouts	(454)	(462)	(461)	(450)	(452)
Transfers [2]	30	26	24	35	32

Net Flows	(1,395)	(1,627)	(1,548)	(1,704)	(2,002)
Change in market value/change in reserve/interest credited	(15,670)	(4,311)	9,202	9,545	3,395
Other [3]	(16)	(5)	(5)	(4)	(3)

Ending balance	$85,856	$79,913	$87,562	$95,399	$96,789

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — MUTUAL FUNDS — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
RETAIL MUTUAL FUNDS
Beginning balance	$40,903	$31,032	$28,706	$34,708	$40,127
Deposits	2,565	2,250	3,075	3,111	3,131
Redemptions	(3,563)	(2,750)	(1,948)	(2,332)	(2,533)

Net Sales	(998)	(500)	1,127	779	598
Change in market value	(8,852)	(1,807)	4,901	4,667	2,132
Other [1]	(21)	(19)	(26)	(27)	(28)

Ending balance	$31,032	$28,706	$34,708	$40,127	$42,829

[1]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable life fees	$12	$11	$12	$12	$13	8%	8%	$65	$48	(26%)
Cost of insurance charges	150	152	153	154	157	5%	2%	578	616	7%
Other fees [1]	59	130	75	80	80	36%	—	256	365	43%

Total fee income	221	293	240	246	250	13%	2%	899	1,029	14%

Direct premiums	32	31	33	33	35	9%	6%	121	132	9%
Reinsurance premiums	(51)	(50)	(53)	(55)	(61)	(20%)	(11%)	(192)	(219)	(14%)

Net premiums	(19)	(19)	(20)	(22)	(26)	(37%)	(18%)	(71)	(87)	(23%)

Total premiums and other considerations	202	274	220	224	224	11%	—	828	942	14%

Net investment income
Net investment income on G/A assets	77	82	89	90	90	17%	—	351	351	—
Net investment income on assigned capital	3	2	1	2	1	(67%)	(50%)	16	6	(63%)
Charge for invested capital	(6)	(5)	(6)	(6)	(5)	17%	17%	(29)	(22)	24%

Total net investment income	74	79	84	86	86	16%	—	338	335	(1%)
Net realized capital losses — core	(1)	(1)	(1)	(1)	—	100%	100%	(2)	(3)	(50%)

Total core revenues	275	352	303	309	310	13%	—	1,164	1,274	9%
Net realized losses and other, before tax and DAC, excluded from core revenues	(21)	(33)	(48)	(33)	(30)	(43%)	9%	(250)	(144)	42%

Total revenues	254	319	255	276	280	10%	1%	914	1,130	24%

Benefits and Expenses
Benefits and losses
Death benefits	94	94	78	86	88	(6%)	2%	359	346	(4%)
Other contract benefits	5	5	6	3	7	40%	133%	20	21	5%
Change in reserve [1]	(3)	2	(1)	14	1	NM	(93%)	(6)	16	NM
Sales inducements	—	1	—	—	—	—	—	—	1	—
Interest credited on G/A assets	65	62	64	62	68	5%	10%	254	256	1%

Total benefits and losses	161	164	147	165	164	2%	(1%)	627	640	2%

Other insurance expenses
Commissions & wholesaling expenses	67	39	41	42	51	(24%)	21%	243	173	(29%)
Operating expenses	69	61	60	59	63	(9%)	7%	269	243	(10%)
Premium taxes and other expenses	13	12	11	11	14	8%	27%	52	48	(8%)

Subtotal — expenses before deferral	149	112	112	112	128	(14%)	14%	564	464	(18%)
Deferred policy acquisition costs	(94)	(64)	(66)	(68)	(78)	17%	(15%)	(362)	(276)	24%

Total other insurance expense	55	48	46	44	50	(9%)	14%	202	188	(7%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	21	143	48	78	58	176%	(26%)	171	327	91%

Total benefits and expenses	237	355	241	287	272	15%	(5%)	1,000	1,155	16%
Core earnings (loss) before income taxes	38	(3)	62	22	38	—	73%	164	119	(27%)
Income tax expense (benefit) [1]	12	(3)	19	(6)	8	(33%)	NM	46	18	(61%)

Core earnings [1]	26	—	43	28	30	15%	7%	118	101	(14%)
Net realized losses and other, net of tax and DAC, excluded from core earnings [1] [2]	(17)	(18)	(27)	(24)	(17)	—	29%	(161)	(86)	47%

Net income (loss) [1]	$9	$(18)	$16	$4	$13	44%	NM	$(43)	$15	NM

Earnings Margin (After-tax)
Core earnings	9.5%	0.0%	14.2%	9.1%	9.7%	0.2	0.6	10.1%	7.9%	(2.2)
Net income	3.5%	(5.6%)	6.3%	1.4%	4.6%	1.1	3.2	(4.7%)	1.3%	6.0

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Other Fees	$—	$63	$(2)	$8	$11	$(26)	$80
Change in reserve	—	—	—	6	—	5	6
Amortization of deferred policy acquisition costs	—	103	(5)	36	15	26	149
Income tax expense (benefit)	—	(14)	1	(12)	(1)	(20)	(26)

Core earnings (loss)	—	(26)	2	(22)	(3)	(37)	(49)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	—	—	(2)	—	(7)	(2)

Net income (loss)	—	(26)	2	(24)	(3)	(44)	(51)

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
SALES BY DISTRIBUTION
Wirehouse	$22	$13	$12	$15	$20	(9%)	33%	$95	$60	(37%)
Banks	8	5	8	7	6	(25%)	(14%)	35	26	(26%)
Independent	36	16	20	19	26	(28%)	37%	128	81	(37%)
Other	4	3	5	4	4	—	—	16	16	—

Total sales by distribution	$70	$37	$45	$45	$56	(20%)	24%	$274	$183	(33%)

SALES BY PRODUCT
Variable Life	18	8	9	8	10	(44%)	25%	$91	$35	(62%)
Universal life/whole life	45	23	31	32	41	(9%)	28%	158	127	(20%)
Term life/other	7	6	5	5	5	(29%)	—	25	21	(16%)

Total sales by product	$70	$37	$45	$45	$56	(20%)	24%	$274	$183	(33%)

ACCOUNT VALUE
General account	$5,926	$5,983	$6,054	$6,137	$6,245	5%	2%
Separate account	4,256	3,998	4,505	5,006	5,214	23%	4%

Total account value	$10,182	$9,981	$10,559	$11,143	$11,459	13%	3%

ACCOUNT VALUE BY PRODUCT
Variable life	$4,802	$4,550	$5,049	$5,552	$5,766	20%	4%
Universal life/interest sensitive whole life	4,727	4,788	4,876	4,965	5,071	7%	2%
Modified guaranteed life	529	522	515	508	503	(5%)	(1%)
Other	124	121	119	118	119	(4%)	1%

Total account value by product	$10,182	$9,981	$10,559	$11,143	$11,459	13%	3%

LIFE INSURANCE IN-FORCE
Variable life [1]	$78,853	$77,913	$76,946	$75,667	$78,671	—	4%
Universal life/interest sensitive whole life	52,356	52,711	53,213	53,906	55,169	5%	2%
Term life	63,334	65,318	66,955	68,388	69,932	10%	2%
Modified guaranteed life	624	612	602	591	581	(7%)	(2%)
Other	297	299	324	337	316	6%	(6%)

Total life insurance in-force	$195,464	$196,853	$198,040	$198,889	$204,669	5%	3%

[1]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE LIFE
Beginning balance	$5,848	$4,802	$4,550	$5,049	$5,552
First year & single premiums	63	30	24	23	32
Renewal premiums	149	130	128	126	144

Premiums and deposits	212	160	152	149	176
Surrenders	(79)	(67)	(77)	(104)	(116)
Death benefits	(13)	(13)	(11)	(17)	(16)

Net Flows	120	80	64	28	44
Policy fees	(137)	(123)	(123)	(123)	(132)
Change in market value/interest credited	(1,029)	(209)	558	598	302

Ending balance	$4,802	$4,550	$5,049	$5,552	$5,766

OTHER [1]
Beginning balance	$5,323	$5,380	$5,431	$5,510	$5,591
First year & single premiums	145	99	118	109	141
Renewal premiums	136	128	131	130	147

Premiums and deposits	281	227	249	239	288
Surrenders	(76)	(67)	(58)	(45)	(59)
Death benefits	(55)	(27)	(24)	(23)	(26)

Net Flows	150	133	167	171	203
Policy fees	(152)	(138)	(145)	(146)	(162)
Change in market value/interest credited	59	56	57	56	61

Ending balance	$5,380	$5,431	$5,510	$5,591	$5,693

TOTAL INDIVIDUAL LIFE
Beginning balance	$11,171	$10,182	$9,981	$10,559	$11,143
First year & single premiums	208	129	142	132	173
Renewal premiums	285	258	259	256	291

Premiums and deposits	493	387	401	388	464
Surrenders	(155)	(134)	(135)	(149)	(175)
Death benefits	(68)	(40)	(35)	(40)	(42)

Net Flows	270	213	231	199	247
Policy fees	(289)	(261)	(268)	(269)	(294)
Change in market value/interest credited	(970)	(153)	615	654	363

Ending balance	$10,182	$9,981	$10,559	$11,143	$11,459

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
ASO fees	$9	$11	$9	$10	$10	11%	—	$36	$40	11%
Other fees	(1)	1	(1)	—	1	NM	—	(1)	1	NM

Total fee income	8	12	8	10	11	38%	10%	35	41	17%

Direct premiums	1,055	1,103	1,053	1,046	1,047	(1%)	—	4,207	4,249	1%
Reinsurance premiums	45	23	13	13	11	(76%)	(15%)	149	60	(60%)

Net premiums	1,100	1,126	1,066	1,059	1,058	(4%)	—	4,356	4,309	(1%)

Total premiums and other considerations	1,108	1,138	1,074	1,069	1,069	(4%)	—	4,391	4,350	(1%)

Net investment income
Net investment income on G/A assets	71	83	91	95	96	35%	1%	346	365	5%
Net investment income on assigned capital	18	8	11	10	9	(50%)	(10%)	73	38	(48%)

Total net investment income	89	91	102	105	105	18%	—	419	403	(4%)
Net realized capital losses — core	—	(1)	—	(1)	(1)	—	—	(1)	(3)	NM

Total core revenues	1,197	1,228	1,176	1,173	1,173	(2%)	—	4,809	4,750	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(26)	4	(41)	(31)	(53)	(104%)	(71%)	(539)	(121)	78%

Total revenues	1,171	1,232	1,135	1,142	1,120	(4%)	(2%)	4,270	4,629	8%

Benefits and Expenses
Benefits and losses
Death benefits	284	335	326	310	314	11%	1%	1,211	1,285	6%
Other contract benefits	460	457	456	456	461	—	1%	1,867	1,830	(2%)
Change in reserve	21	68	40	(24)	(3)	NM	88%	66	81	23%

Total benefits and losses	765	860	822	742	772	1%	4%	3,144	3,196	2%

Other insurance expenses
Commissions & wholesaling expenses	146	125	143	159	138	(5%)	(13%)	566	565	—
Operating expenses	145	134	144	131	132	(9%)	1%	559	541	(3%)
Premium taxes and other expenses	20	22	14	19	17	(15%)	(11%)	72	72	—

Subtotal — expenses before deferral	311	281	301	309	287	(8%)	(7%)	1,197	1,178	(2%)
Deferred policy acquisition costs	(21)	(17)	(14)	(14)	(13)	38%	7%	(69)	(58)	16%

Total other insurance expense	290	264	287	295	274	(6%)	(7%)	1,128	1,120	(1%)
Amortization of deferred policy acquisition costs	15	14	15	16	16	7%	—	57	61	7%

Total benefits and expenses	1,070	1,138	1,124	1,053	1,062	(1%)	1%	4,329	4,377	1%
Core earnings before income taxes	127	90	52	120	111	(13%)	(8%)	480	373	(22%)
Income tax expense	37	24	11	35	32	(14%)	(9%)	135	102	(24%)

Core earnings	90	66	41	85	79	(12%)	(7%)	345	271	(21%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	(18)	3	(27)	(20)	(34)	(89%)	(70%)	(351)	(78)	78%

Net income (loss)	$72	$69	$14	$65	$45	(38%)	(31%)	$(6)	$193	NM

After-Tax Profit as % of Revenues
Core earnings	7.5%	5.4%	3.5%	7.2%	6.7%	(0.8)	(0.5)	7.2%	5.7%	(1.5)
Net income	6.1%	5.6%	1.2%	5.7%	4.0%	(2.1)	(1.7)	-0.1%	4.2%	4.3

[1]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$517	$518	$476	$469	$471	(9%)	—	$1,984	$1,934	(3%)
Group life	516	543	529	528	526	2%	—	2,084	2,126	2%
Other	67	65	61	62	61	(9%)	(2%)	287	249	(13%)

Total fully insured — ongoing premiums	1,100	1,126	1,066	1,059	1,058	(4%)	—	4,355	4,309	(1%)

Total buyouts [1]	—	—	—	—	—	—	—	1	—	(100%)

Total premiums	1,100	1,126	1,066	1,059	1,058	(4%)	—	4,356	4,309	(1%)
Group disability — premium equivalents [2]	83	92	104	102	100	20%	(2%)	338	398	18%

Total premiums and premium equivalent	$1,183	$1,218	$1,170	$1,161	$1,158	(2%)	—	$4,694	$4,707	—

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$65	$204	$37	$56	$50	(23%)	(11%)	$375	$347	(7%)
Group life	75	188	48	62	76	1%	23%	424	374	(12%)
Other	6	8	4	4	4	(33%)	—	21	20	(5%)

Total fully insured — ongoing sales	146	400	89	122	130	(11%)	7%	820	741	(10%)

Total buyouts [1]	—	—	—	1	—	NM	NM	1	1	—

Total sales	146	400	89	123	130	(11%)	6%	821	742	(10%)
Group disability premium equivalents [2]	24	62	25	7	13	(46%)	86%	132	107	(19%)

Total sales and premium equivalents	$170	$462	$114	$130	$143	(16%)	10%	$953	$849	(11%)

RATIOS [3]
Loss Ratio	69.0%	75.6%	76.5%	69.4%	72.2%	3.2	2.8	71.6%	73.5%	1.9
Expense Ratio	27.5%	24.4%	28.1%	29.1%	27.1%	(0.4)	(2.0)	27.0%	27.1%	0.1

GAAP RESERVES [4]
Group disability	$4,727	$4,771	$4,823	$4,818	$4,821	2%	—
Group life	1,333	1,336	1,337	1,314	1,305	(2%)	(1%)
Other	100	92	88	86	88	(12%)	2%

Total GAAP reserves	$6,160	$6,199	$6,248	$6,218	$6,214	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended December 31, 2008 and March 31, June 30, September 30, and December 31, 2009 are net of reinsurance recoverables of $231, $193, $200, $209, and $213, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$41	$40	$44	$50	$51	24%	2%	$209	$185	(11%)
Mutual fund and other fees	34	32	35	33	36	6%	9%	125	136	9%

Total fee income	75	72	79	83	87	16%	5%	334	321	(4%)

Direct premiums	1	1	1	1	—	(100%)	(100%)	4	3	(25%)

Total premiums and other considerations	76	73	80	84	87	14%	4%	338	324	(4%)

Net investment income
Net investment income on G/A assets	72	76	78	79	76	6%	(4%)	328	309	(6%)
Net investment income on assigned capital	3	1	2	2	2	(33%)	—	15	7	(53%)
Charge for invested capital	—	—	—	(1)	—	—	100%	(1)	(1)	—

Total net investment income	75	77	80	80	78	4%	(3%)	342	315	(8%)
Net realized losses — core	(2)	(2)	(2)	(1)	(2)	—	(100%)	(4)	(7)	(75%)

Total core revenues	149	148	158	163	163	9%	—	676	632	(7%)

Net realized losses, before tax and DAC, excluded from core revenues	(34)	(57)	(78)	(88)	(103)	NM	(17%)	(268)	(326)	(22%)

Total revenues	115	91	80	75	60	(48%)	(20%)	408	306	(25%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	—	4	(2)	—	(2)	—	—	1	—	(100%)
Other contract benefits	11	11	11	10	11	—	10%	45	43	(4%)
Change in reserve	(5)	(5)	(5)	(5)	(4)	20%	20%	(21)	(19)	10%
Sales inducements [1]	(1)	1	1	—	—	100%	—	1	2	100%
Interest credited on G/A assets	66	63	63	58	60	(9%)	3%	246	244	(1%)

Total benefits and losses	71	74	68	63	65	(8%)	3%	272	270	(1%)

Other insurance expenses
Commissions & wholesaling expenses	31	34	33	36	36	16%	—	131	139	6%
Operating expenses [2]	82	70	71	71	86	5%	21%	327	298	(9%)
Premium taxes and other expenses	5	6	6	7	8	60%	14%	19	27	42%

Subtotal — expenses before deferral	118	110	110	114	130	10%	14%	477	464	(3%)
Deferred policy acquisition costs	(31)	(31)	(29)	(33)	(25)	19%	24%	(142)	(118)	17%

Total other insurance expense	87	79	81	81	105	21%	30%	335	346	3%
Amortization of deferred policy acquisition costs [1]	1	84	6	(4)	6	NM	NM	100	92	(8%)

Total benefits and expenses	159	237	155	140	176	11%	26%	707	708	—

Core earnings (loss) before income taxes	(10)	(89)	3	23	(13)	(30%)	NM	(31)	(76)	(145%)
Income tax expense (benefit) [1]	(7)	(35)	(3)	8	(12)	(71%)	NM	(42)	(42)	—

Core earnings (loss) [1]	(3)	(54)	6	15	(1)	67%	NM	11	(34)	NM

Net realized losses, net of tax and DAC, excluded from core earnings [1] [3]	(20)	(34)	(46)	(49)	(59)	(195%)	(20%)	(168)	(188)	(12%)

Net (loss)	$(23)	$(88)	$(40)	$(34)	$(60)	(161%)	(76%)	$(157)	$(222)	(41%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(3.0)	(59.2)	6.4	14.7	(0.9)	70%	NM	3.4	(8.4)	NM
Net income (loss)	(22.9)	(96.4)	(42.8)	(33.3)	(55.4)	(142%)	(66%)	(47.9)	(54.8)	(14%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Death Benefits	$—	$3	$(1)	$(1)	$(1)	$1	$—
Sales Inducements	—	2	—	—	—	1	2
Amortization of deferred policy acquisition costs	—	78	1	(10)	—	75	69
Income tax expense (benefit)	—	(29)	—	4	—	(29)	(25)

Core earnings (loss)	—	(54)	—	7	1	(48)	(46)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(3)	1	(7)	(1)	(1)	(10)

Net income (loss)	—	(57)	1	—	—	(49)	(56)

[2]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax, which was previously included in Other for the three months ended September 30, 2009.

[3]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change

401(k)
Annuity — plan/participant rollovers	$418	$530	$316	$444	513	23%	16%	$2,150	$1,803	(16%)
Annuity — ongoing contributions	555	623	531	543	525	(5%)	(3%)	2,346	2,222	(5%)

Total 401(k) Annuity	973	1,153	847	987	1,038	7%	5%	4,496	4,025	(10%)
Mutual funds	687	684	572	518	429	(38%)	(17%)	2,826	2,203	(22%)

Total 401(k)	1,660	1,837	1,419	1,505	1,467	(12%)	(3%)	7,322	6,228	(15%)

403(b)/457
Annuity — plan/participant rollovers	38	57	60	43	41	8%	(5%)	317	201	(37%)
Annuity — ongoing contributions	285	300	267	237	299	5%	26%	1,195	1,103	(8%)

Total 403(b)/457 Annuity	323	357	327	280	340	5%	21%	1,512	1,304	(14%)
Mutual funds	13	35	23	17	33	154%	94%	95	108	14%

Total 403(b)/457	336	392	350	297	373	11%	26%	1,607	1,412	(12%)

Total Retirement
401(k) Annuity	973	1,153	847	987	1,038	7%	5%	4,496	4,025	(10%)
403(b)/457 Annuity	323	357	327	280	340	5%	21%	1,512	1,304	(14%)

Total Retirement Plans Annuity deposits	1,296	1,510	1,174	1,267	1,378	6%	9%	6,008	5,329	(11%)
Mutual funds	700	719	595	535	462	(34%)	(14%)	2,921	2,311	(21%)

Total Retirement Plans Deposits	1,996	2,229	1,769	1,802	1,840	(8%)	2%	8,929	7,640	(14%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change

401(k)
General account	$1,499	$1,538	$1,530	$1,533	$1,570	5%	2%
Non-guaranteed separate account	10,457	10,310	12,005	13,806	14,572	39%	6%

Total 401(k) — Annuity account value	$11,956	$11,848	$13,535	$15,339	$16,142	35%	5%
Mutual fund assets	14,739	14,017	15,177	16,441	16,459	12%	—

Total 401(k) Assets Under Management	$26,695	$25,865	$28,712	$31,780	$32,601	22%	3%

403(b)/457
General account	$5,292	$5,456	$4,855	$4,839	$4,886	(8%)	1%
Non-guaranteed separate account	4,950	4,548	5,100	5,921	6,230	26%	5%

Total 403(b)/457 — Annuity account value	$10,242	$10,004	$9,955	$10,760	$11,116	9%	3%
Mutual fund assets	99	127	165	207	245	147%	18%

Total 403(b)/457 Assets Under Management	$10,341	$10,131	$10,120	$10,967	$11,361	10%	4%

TOTAL RETIREMENT
General account	$6,791	$6,994	$6,385	$6,372	$6,456	(5%)	1%
Non-guaranteed separate account	15,407	14,858	17,105	19,727	20,802	35%	5%

Total Retirement Plans account value	$22,198	$21,852	$23,490	$26,099	$27,258	23%	4%
Mutual fund assets	14,838	14,144	15,342	16,648	16,704	13%	—

Total Retirement Plans Assets Under Management	$37,036	$35,996	$38,832	$42,747	$43,962	19%	3%

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [1]	$5,122	$5,024	$5,372	$5,867	$5,588	9%	(5%)
Number of Participants [2]	155,914	165,038	162,610	157,867	153,799	(1%)	(3%)

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$13,736	$11,956	$11,848	$13,535	$15,339
Deposits	973	1,153	847	987	1,038
Surrenders	(625)	(635)	(587)	(723)	(782)
Death benefits/annuity payouts	(9)	(8)	(3)	(13)	(7)

Net Flows	339	510	257	251	249
Change in market value/change in reserve/interest credited	(2,119)	(618)	1,430	1,553	554

Ending balance	$11,956	$11,848	$13,535	$15,339	$16,142

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$11,432	$10,242	$10,004	$9,955	$10,760
Deposits	323	357	327	280	340
Surrenders	(330)	(225)	(1,158)	(263)	(319)
Death benefits/annuity payouts	(12)	(11)	(11)	(9)	(12)

Net Flows	(19)	121	(842)	8	9
Change in market value/change in reserve/interest credited	(1,171)	(359)	793	797	347

Ending balance	$10,242	$10,004	$9,955	$10,760	$11,116

MUTUAL FUND ASSETS [2] [3]
Beginning balance	$18,126	$14,838	$14,144	$15,342	$16,648
Deposits	700	719	595	535	462
Surrenders	(1,077)	(662)	(1,292)	(1,283)	(779)

Net Flows	(377)	57	(697)	(748)	(317)
Change in market value/change in reserve/interest credited	(2,911)	(751)	1,895	2,054	373

Ending balance	$14,838	$14,144	$15,342	$16,648	$16,704

TOTAL RETIREMENT
Beginning balance	$43,294	$37,036	$35,996	$38,832	$42,747
Deposits	1,996	2,229	1,769	1,802	1,840
Surrenders	(2,032)	(1,522)	(3,037)	(2,269)	(1,880)
Death benefits/annuity payouts	(21)	(19)	(14)	(22)	(19)

Net Flows	(57)	688	(1,282)	(489)	(59)
Change in market value/change in reserve/interest credited	(6,201)	(1,728)	4,118	4,404	1,274

Ending balance	$37,036	$35,996	$38,832	$42,747	$43,962

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Months	3 Months	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
CORE EARNINGS
Japan operations	$(111)	$(430)	$213	$78	$50	NM	(36%)	$(36)	$(89)	(147%)
Other international operations	1	(25)	(71)	3	4	NM	33%	(18)	(89)	NM

Core earnings (loss)	$(110)	$(455)	$142	$81	$54	NM	(33%)	$(54)	$(178)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2]	(188)	162	(23)	(113)	(31)	84%	73%	(271)	(5)	98%

Net income (loss)	$(298)	$(293)	$119	$(32)	$23	NM	NM	$(325)	$(183)	44%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$291	$202	$100	$17	$9	(97%)	(47%)	$2,966	$328	(89%)
Fixed MVA and other	43	21	2	—	—	(100%)	100%	595	23	(96%)

Total deposits by product	$334	$223	$102	$17	$9	(97%)	(47%)	$3,561	$351	(90%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥28,200	¥18,924	¥9,808	¥1,570	¥797	(97%)	(49%)	¥311,016	¥31,099	(90%)
Fixed MVA and other	4,016	1,973	202	4	—	(100%)	(100%)	62,168	2,179	(96%)

Total deposits by product	¥32,216	¥20,897	¥10,010	¥1,574	¥797	(98%)	(49%)	¥373,184	¥33,278	(91%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$(3,087)	$(80)	$(161)	$(249)	$(310)	90%	(24%)	$(1,715)	$(800)	53%
Fixed MVA and other	1,962	(49)	(67)	(55)	(229)	NM	NM	2,429	(400)	NM

Total net flows by product	$(1,125)	$(129)	$(228)	$(304)	$(539)	52%	(77%)	$714	$(1,200)	NM

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥(309,214)	¥(7,485)	¥(15,543)	¥(23,338)	¥(27,900)	91%	(20%)	¥(164,443)	¥(74,266)	55%
Fixed MVA and other	177,526	(4,631)	(6,467)	(5,160)	(20,420)	NM	NM	226,695	(36,678)	NM

Total net flows by product	¥(131,688)	¥(12,116)	¥(22,010)	¥(28,498)	¥(48,320)	63%	(70%)	¥62,252	¥(110,944)	NM

JAPAN AUM — Dollars
Individual Annuity
Variable	$29,726	$26,567	$29,272	$31,698	$30,521	3%	(4%)
Fixed MVA and other [1]	4,769	4,379	4,437	4,732	4,365	(8%)	(8%)

Total AUM by product	$34,495	$30,946	$33,709	$36,430	$34,886	1%	(4%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,694,696	¥2,624,041	¥2,824,321	¥2,838,078	¥2,841,386	5%	—
Fixed MVA and other [1]	432,267	432,525	428,035	423,675	406,370	(6%)	(4%)

Total AUM by product	¥3,126,963	¥3,056,566	¥3,252,356	¥3,261,753	¥3,247,756	4%	—

[1]	Of the total ending fixed MVA and other balance as of December 31, 2009 of $4.4 billion and ¥406.4 billion, approximately $1.8 billion and ¥164.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$170	$159	$165	$179	$184	8%	3%	$798	$687	(14%)
Other fees	25	12	12	13	13	(48%)	—	69	50	(28%)

Total fee income	195	171	177	192	197	1%	3%	867	737	(15%)

Reinsurance premiums	(2)	(2)	(1)	(2)	(2)	—	—	(9)	(7)	22%

Total premiums and other considerations	193	169	176	190	195	1%	3%	858	730	(15%)

Net investment income
Net investment income on G/A assets	30	29	39	37	36	20%	(3%)	106	141	33%
Net investment income on assigned capital	21	12	8	11	8	(62%)	(27%)	25	39	56%
Charge for invested capital	—	—	—	(2)	(2)	—	—	—	(4)	—

Total net investment income	51	41	47	46	42	(18%)	(9%)	131	176	34%

Net realized capital gains (losses) — core	(2)	(5)	2	8	1	NM	(88%)	(28)	6	NM

Total core revenues	242	205	225	244	238	(2%)	(2%)	961	912	(5%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(218)	260	(55)	(173)	27	NM	NM	(366)	59	NM

Total revenues	24	465	170	71	265	NM	NM	595	971	63%

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	70	554	(133)	16	53	(24%)	NM	230	490	113%
Change in reserve	—	58	—	(2)	1	—	NM	—	57	—
Sales inducements	—	(1)	1	3	1	—	(67%)	1	4	NM
Interest credited on G/A assets	11	12	11	11	11	—	—	36	45	25%

Total benefits and losses	81	623	(121)	28	66	(19%)	136%	267	596	123%

Other insurance expenses
Commissions & wholesaling expenses	32	27	20	10	9	(72%)	(10%)	248	66	(73%)
Operating expenses	49	39	37	33	32	(35%)	(3%)	178	141	(21%)
Premium taxes and other expenses	7	5	4	4	8	14%	100%	32	21	(34%)

Subtotal — expenses before deferral	88	71	61	47	49	(44%)	4%	458	228	(50%)
Deferred policy acquisition costs	(22)	(14)	(7)	(1)	(1)	95%	—	(221)	(23)	90%

Total other insurance expense	66	57	54	46	48	(27%)	4%	237	205	(14%)
Amortization of deferred policy acquisition costs [1]	265	187	(36)	50	47	(82%)	(6%)	512	248	(52%)

Total benefits and expenses	412	867	(103)	124	161	(61%)	30%	1,016	1,049	3%
Core earnings (loss) before income taxes	(170)	(662)	328	120	77	NM	(36%)	(55)	(137)	(149%)
Income tax expense (benefit) [1]	(59)	(232)	115	42	27	NM	(36%)	(19)	(48)	(153%)

Core earnings (loss) [1] [2]	(111)	(430)	213	78	50	NM	(36%)	(36)	(89)	(147%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(154)	167	(41)	(121)	26	NM	NM	(227)	31	NM

Net Income (loss) [1]	$(265)	$(263)	$172	$(43)	$76	NM	NM	$(263)	$(58)	78%

RETURN ON ASSETS (After-tax bps)
Core earnings	(127.6)	(525.7)	263.6	89.0	56.1	NM	(37%)	(10.0)	(25.7)	(157%)
Net income	(304.5)	(321.5)	212.8	(49.0)	85.3	NM	NM	(72.9)	(16.7)	77%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2008	2009	2009	2009	2009	2008	2009
Other Fees	$—	$—	$—	$—	$—	$(7)	$—
Death and other benefits	—	509	(179)	(22)	13	139	321
Sales Inducements	—	1	—	2	1	1	4
Amortization of deferred policy acquisition costs	—	135	(86)	(6)	(8)	42	35
Income tax expense (benefit)	—	(225)	92	9	(1)	(66)	(125)

Core earnings (loss)	—	(420)	173	17	(5)	(123)	(235)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	2	3	(6)	(1)	8	(2)

Net income (loss)	—	(418)	176	11	(6)	(115)	(237)

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[3]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE ANNUITIES
Beginning balance	$32,706	$29,726	$26,567	$29,272	$31,698
Deposits/Premiums/other	291	202	100	17	9
Surrenders	(297)	(127)	(164)	(166)	(201)
Death benefits/annuitizations/other [1]	(910)	(136)	(97)	(100)	(118)
Transfers - 3 Win [1]	(2,171)	(19)	—	—	—

Net Flows	(3,087)	(80)	(161)	(249)	(310)
Change in market value/currency/change in reserve/interest credited	(4,662)	(774)	2,209	381	339
Effect of currency translation	4,769	(2,305)	657	2,294	(1,206)

Ending balance	$29,726	$26,567	$29,272	$31,698	$30,521

FIXED MVA AND OTHER [2]
Beginning balance	$2,416	$4,769	$4,379	$4,437	$4,732
Deposits/Premiums/other	43	21	2	—	—
Surrenders	(62)	(38)	(42)	(28)	(24)
Death benefits/annuitizations/other [1]	(190)	(51)	(27)	(27)	(205)
Transfers - 3 Win [1]	2,171	19	—	—	—

Net Flows	1,962	(49)	(67)	(55)	(229)
Change in market value/currency/change in reserve/interest credited	(18)	52	21	8	34
Effect of currency translation	409	(393)	104	342	(172)

Ending balance	$4,769	$4,379	$4,437	$4,732	$4,365

TOTAL JAPAN
Beginning balance	$35,122	$34,495	$30,946	$33,709	$36,430
Deposits/Premiums/other	334	223	102	17	9
Surrenders	(359)	(165)	(206)	(194)	(225)
Death benefits/annuitizations/other [1]	(1,100)	(187)	(124)	(127)	(323)

Net Flows	(1,125)	(129)	(228)	(304)	(539)
Change in market value/change in reserve/interest credited	(4,680)	(722)	2,230	389	373
Effect of currency translation	5,178	(2,698)	761	2,636	(1,378)

Ending balance	$34,495	$30,946	$33,709	$36,430	$34,886

[1]	Included in the three months ended December 31, 2009 are current period payments of $190 and interest credited of $15 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[2]	Of the total ending fixed MVA and other balance as of December 31, 2009 of $4.4 billion, approximately $1.8 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE ANNUITIES
Beginning balance	¥3,472,208	¥2,694,696	¥2,624,041	¥2,824,321	¥2,838,078
Deposits/Premiums/other	28,200	18,924	9,808	1,570	797
Surrenders	(28,757)	(11,891)	(15,849)	(15,556)	(18,139)
Death benefits/annuitizations/other [1]	(111,840)	(12,708)	(9,502)	(9,352)	(10,558)
Transfers — 3 Win [1]	(196,817)	(1,810)	—	—	—

Net Flows	(309,214)	(7,485)	(15,543)	(23,338)	(27,900)
Change in market value/change in reserve/interest credited	(468,298)	(63,170)	215,823	37,095	31,208

Ending balance	2,694,696	2,624,041	2,824,321	2,838,078	2,841,386

FIXED MVA AND OTHER [2]
Beginning balance	256,542	432,267	432,525	428,035	423,675
Deposits/Premiums/other	4,016	1,973	202	4	—
Surrenders	(5,921)	(3,626)	(4,063)	(2,606)	(2,125)
Death benefits/annuitizations/other [1]	(17,386)	(4,788)	(2,606)	(2,558)	(18,295)
Transfers — 3 Win [1]	196,817	1,810	—	—	—

Net Flows	177,526	(4,631)	(6,467)	(5,160)	(20,420)
Change in market value/change in reserve/interest credited	725	2,648	2,646	2,586	2,360
Effect of currency translation on USD Fixed Annuity products	(2,526)	2,241	(669)	(1,786)	755

Ending balance	432,267	432,525	428,035	423,675	406,370

TOTAL JAPAN
Beginning balance	3,728,750	3,126,963	3,056,566	3,252,356	3,261,753
Deposits/Premiums/other	32,216	20,897	10,010	1,574	797
Surrenders	(34,678)	(15,517)	(19,912)	(18,162)	(20,264)
Death benefits/annuitizations/other [1]	(129,226)	(17,496)	(12,108)	(11,910)	(28,853)

Net Flows	(131,688)	(12,116)	(22,010)	(28,498)	(48,320)
Change in market value/change in reserve/interest credited	(467,573)	(60,522)	218,469	39,681	33,568
Effect of currency translation on USD Fixed Annuity products	(2,526)	2,241	(669)	(1,786)	755

Ending balance	¥3,126,963	¥3,056,566	¥3,252,356	¥3,261,753	¥3,247,756

[1]	Included in the three months ended December 31, 2009 are current period payments of ¥17 billion and interest credited of ¥1.3 billion related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[2]	Of the total ending fixed MVA and other balance as of December 31, 2009 of ¥406.4 billion, approximately ¥164.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$13	$15	$16	$16	$15	15%	(6%)	$70	$62	(11%)
Cost of insurance charges	16	20	19	8	16	—	100%	62	63	2%
Mutual fund and other fees	4	5	3	4	6	50%	50%	20	18	(10%)

Total fee income	33	40	38	28	37	12%	32%	152	143	(6%)
Direct premiums	218	208	74	31	39	(82%)	26%	889	352	(60%)

Total premiums and other considerations	251	248	112	59	76	(70%)	29%	1,041	495	(52%)

Net investment income
Net investment income on G/A assets	180	187	212	209	196	9%	(6%)	964	804	(17%)
Net investment income on assigned capital	9	5	6	6	6	(33%)	—	35	23	(34%)
Charge for invested capital	2	2	2	1	1	(50%)	—	5	6	20%

Total net investment income	191	194	220	216	203	6%	(6%)	1,004	833	(17%)
Net realized capital (losses) — core	(1)	(2)	(2)	(1)	(2)	(100%)	(100%)	—	(7)	—

Total core revenues	441	440	330	274	277	(37%)	1%	2,045	1,321	(35%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	123	(237)	(93)	(144)	(257)	NM	(78%)	(789)	(731)	7%

Total revenues	564	203	237	130	20	(96%)	(85%)	1,256	590	(53%)

Benefits and Expenses
Benefits and losses
Death benefits	15	20	19	8	14	(7%)	75%	57	61	7%
Other contract benefits	130	126	133	134	128	(2%)	(4%)	483	521	8%
Change in reserve	198	189	61	13	26	(87%)	100%	816	289	(65%)
Interest credited on G/A assets	133	112	110	107	101	(24%)	(6%)	551	430	(22%)

Total benefits and losses	476	447	323	262	269	(43%)	3%	1,907	1,301	(32%)

Other insurance expenses
Commissions & wholesaling expenses	11	13	1	5	4	(64%)	(20%)	59	23	(61%)
Operating expenses	18	16	16	17	15	(17%)	(12%)	85	64	(25%)
Premium taxes and other expenses	3	2	1	(2)	3	—	NM	7	4	(43%)

Subtotal — expenses before deferral	32	31	18	20	22	(31%)	10%	151	91	(40%)
Deferred policy acquisition costs	(5)	(4)	(1)	(1)	(2)	60%	(100%)	(31)	(8)	74%

Total other insurance expense	27	27	17	19	20	(26%)	5%	120	83	(31%)
Amortization of deferred policy acquisition costs	3	5	2	6	4	33%	(33%)	19	17	(11%)

Total benefits and expenses	506	479	342	287	293	(42%)	2%	2,046	1,401	(32%)
Core (Loss) before income taxes	(65)	(39)	(12)	(13)	(16)	75%	(23%)	(1)	(80)	NM
Income tax (benefit)	(25)	(19)	(7)	(6)	(8)	68%	(33%)	(11)	(40)	NM

Core earnings (loss) [1]	(40)	(20)	(5)	(7)	(8)	80%	(14%)	10	(40)	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	81	(154)	(61)	(94)	(166)	NM	(77%)	(512)	(475)	7%

Net income (loss) [1]	$41	$(174)	$(66)	$(101)	$(174)	NM	(72%)	$(502)	$(515)	(3%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(26.7)	(13.5)	(3.3)	(4.6)	(5.3)	80%	(15%)	1.7	(6.7)	NM
Net income (loss)	27.4	(117.3)	(44.1)	(66.8)	(115.3)	NM	(73%)	(83.3)	(86.5)	(4%)

[1]	The DAC unlock recorded in the three months ended September 30, 2009 decreased both core earnings and net income by $1.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Institutional
Structured settlements	170	$243	$101	$66	$52	(69%)	(21%)	812	$462	(43%)
Institutional annuities	10	5	1	5	2	(80%)	(60%)	96	13	(86%)
Guaranteed interest products	254	3	7	—	—	(100%)	—	1,695	10	(99%)
Other	127	58	41	139	92	(28%)	(34%)	410	330	(20%)

Subtotal	561	309	150	210	146	(74%)	(30%)	3,013	815	(73%)
Mutual funds	309	342	702	387	466	51%	20%	1,557	1,897	22%

Total Institutional	870	651	852	597	612	(30%)	3%	4,570	2,712	(41%)

Private Placement Life Insurance
Corporate owned	45	7	55	16	41	(9%)	156%	183	119	(35%)
Private clients	13	22	70	10	—	(100%)	(100%)	64	102	59%

Total Private Placement Life Insurance	58	29	125	26	41	(29%)	58%	247	221	(11%)

Total Institutional Solutions Group	$928	$680	$977	$623	$653	(30%)	5%	$4,817	$2,933	(39%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2008	2009	2009	2009	2009	Change	Change
INSTITUTIONAL
General account [1]	$19,771	$21,007	$20,129	$18,845	$18,067	(9%)	(4%)
Guaranteed separate account	393	371	386	417	404	3%	(3%)
Non-guaranteed separate account	3,917	3,576	3,413	3,866	3,902	—	1%

Total Institutional account value	24,081	24,954	23,928	23,128	$22,373	(7%)	(3%)
Mutual fund assets	2,578	2,416	3,654	4,453	4,262	65%	(4%)

Total Institutional Assets Under Management	$26,659	$27,370	$27,582	$27,581	$26,635	—	(3%)

PRIVATE PLACEMENT LIFE INSURANCE
General account	$46	$45	$44	$44	$4	(91%)	(91%)
Non-guaranteed separate account	32,413	32,109	32,550	33,153	33,352	3%	1%

Total Private Placement Life Insurance account value	32,459	32,154	32,594	33,197	33,356	3%	—

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account [1]	$19,817	$21,052	$20,173	$18,889	$18,071	(9%)	(4%)
Guaranteed separate account	393	371	386	417	404	3%	(3%)
Non-guaranteed separate account	36,330	35,685	35,963	37,019	37,254	3%	1%

Total Institutional Solutions Group account value	56,540	57,108	56,522	56,325	55,729	(1%)	(1%)
Mutual fund assets	2,578	2,416	3,654	4,453	4,262	65%	(4%)

Total Institutional Solutions Group Assets Under Management	$59,118	$59,524	$60,176	$60,778	$59,991	1%	(1%)

BY PRODUCT
Institutional
Structured settlements	$7,137	$7,373	$7,472	$7,531	$7,573	6%	1%
Institutional annuities	3,067	3,030	3,037	3,064	3,046	(1%)	(1%)
Guaranteed interest products [1]	9,353	10,338	9,376	8,047	7,240	(23%)	(10%)
Other	4,524	4,213	4,043	4,486	4,514	—	1%

Total Institutional	24,081	24,954	23,928	23,128	22,373	(7%)	(3%)

Private Placement Life Insurance	32,459	32,154	32,594	33,197	33,356	3%	—

Total Institutional Solutions Group account value	56,540	57,108	56,522	56,325	55,729	(1%)	(1%)

Institutional Mutual Fund Assets	2,578	2,416	3,654	4,453	4,262	65%	(4%)

Total Institutional Solutions Group Assets Under Management	$59,118	$59,524	$60,176	$60,778	$59,991	1%	(1%)

[1]	Included in the balance, beginning with the three months ended March 31, 2009, is approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$24,496	$24,081	$24,954	$23,928	$23,128
Deposits	561	309	150	210	146
Surrenders	(810)	(631)	(1,113)	(1,457)	(934)
Death benefits/annuity payouts	(193)	(192)	(182)	(186)	(232)
Transfers [5]	—	—	(318)	—	—
Other Flows [4]	—	1,469	—	—	—

Net Flows	(442)	955	(1,463)	(1,433)	(1,020)
Change in market value/change in reserve/interest credited	27	(82)	437	633	265

Ending balance	$24,081	$24,954	$23,928	$23,128	$22,373

INSTITUTIONAL MUTUAL FUND ASSETS [2]
Beginning balance	$3,325	$2,578	$2,416	$3,654	$4,453
Deposits	309	342	702	387	466
Surrenders	(243)	(237)	(272)	(257)	(912)
Transfers [5]	—	—	318	—	—

Net Flows	66	105	748	130	(446)
Change in market value/change in reserve/interest credited	(813)	(267)	490	669	255

Ending balance	$2,578	$2,416	$3,654	$4,453	$4,262

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,866	$32,459	$32,154	$32,594	$33,197
Deposits	58	29	125	26	41
Surrenders	(2)	(283)	(2)	(2)	(225)
Death benefits/annuity payouts	(17)	(46)	(36)	(17)	(24)

Net Flows	39	(300)	87	7	(208)
Change in market value/change in reserve/interest credited	(419)	52	408	624	390
Other [3]	(27)	(57)	(55)	(28)	(23)

Ending balance	$32,459	$32,154	$32,594	$33,197	$33,356

INSTITUTIONAL SOLUTIONS GROUP
Beginning balance	$60,687	$59,118	$59,524	$60,176	$60,778
Deposits	928	680	977	623	653
Surrenders	(1,055)	(1,151)	(1,387)	(1,716)	(2,071)
Death benefits/annuity payouts	(210)	(238)	(218)	(203)	(256)
Other Flows [4]	—	1,469	—	—	—

Net Flows	(337)	760	(628)	(1,296)	(1,674)
Change in market value/change in reserve/interest credited	(1,205)	(297)	1,335	1,926	910
Other [3]	(27)	(57)	(55)	(28)	(23)

Ending balance	$59,118	$59,524	$60,176	$60,778	$59,991

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

[5]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Institutional Mutual Funds.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,467	$2,459	$2,463	$2,436	$2,353	(5%)	(3%)	$10,231	$9,711	(5%)
Earned premiums	2,570	2,511	2,478	2,431	2,441	(5%)	—	10,338	9,861	(5%)
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	202	75	(10)	(11)	66	(67%)	NM	280	120	(57%)
Small Commercial	167	87	74	90	144	(14%)	60%	437	395	(10%)
Middle Market	148	69	56	61	72	(51%)	18%	169	258	53%
Specialty Commercial	58	23	36	30	81	40%	170%	71	170	139%

Ongoing Operations underwriting results	575	254	156	170	363	(37%)	114%	957	943	(1%)
Other Operations [1]	(7)	(5)	(124)	(88)	(44)	NM	50%	(145)	(261)	(80%)

Total Property & Casualty underwriting results	$568	$249	$32	$82	$319	(44%)	NM	$812	$682	(16%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	58.0	63.0	61.9	65.2	65.1	(7.1)	0.1	61.9	63.8	(1.9)
Current accident year catastrophes [3]	(0.1)	2.6	5.8	4.7	(0.7)	0.6	5.4	5.3	3.1	2.2
Prior accident years [4]	(7.6)	(2.7)	(2.4)	(5.5)	(6.8)	(0.8)	1.3	(3.4)	(4.3)	0.9

Total losses and loss adjustment expenses	50.3	62.8	65.3	64.4	57.6	(7.3)	6.8	63.7	62.6	1.1

Expenses [5]	27.1	26.8	28.2	28.4	27.7	(0.6)	0.7	26.6	27.8	(1.2)
Policyholder dividends [6]	0.2	0.2	0.2	0.2	(0.2)	0.4	0.4	0.5	0.1	0.4

Combined ratio	77.6	89.9	93.7	93.0	85.1	(7.5)	7.9	90.7	90.4	0.3

Catastrophes
Current year	(0.1)	2.6	5.8	4.7	(0.7)	0.6	5.4	5.3	3.1	2.2
Prior year	(0.2)	0.2	(0.2)	(0.4)	(0.4)	0.2	—	(0.2)	(0.2)	—

Catastrophe ratio	(0.4)	2.8	5.6	4.4	(1.1)	0.7	5.5	5.0	2.9	2.1

Combined ratio before catastrophes	78.0	87.1	88.1	88.6	86.2	(8.2)	2.4	85.7	87.5	(1.8)
Combined ratio before catastrophes and prior year development	85.3	90.0	90.4	93.8	92.6	(7.3)	1.2	88.9	91.7	(2.8)

Total Property & Casualty Income and ROE
Net income	$291	$112	$173	$190	$508	75%	167%	$92	$983	NM
Core earnings	$452	$321	$212	$246	$378	(16%)	54%	$1,317	$1,157	(12%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	17.1%	16.0%	14.9%	17.5%	16.1%	(1.0)	(1.4)
Other Operations	5.7%	6.1%	(4.3%)	(10.7%)	(12.0%)	(17.7)	(1.3)
Total Property & Casualty	16.2%	15.2%	13.8%	15.8%	14.0%	(2.2)	(1.8)

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2008	2009	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$6.0	$7.4	$1.4
Total Property and Casualty premium to adjusted surplus ratio	1.7	1.3	(0.4)

[1]	The year ended December 31, 2008 included net asbestos reserve strengthening of $50 and environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75.

[2]	The three months ended December 31, 2008 included a current accident year reserve release, totaling 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening, totaling 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[3]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The year ended December 31, 2008 included an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.2 points, primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment totaling 0.6 points. The three months ended June 30, 2009 included an increase in taxes, licenses and fees due to an increase in the assessment for a second injury fund and reserve strengthening for other state funds and taxes totaling 0.9 points.

[6]	Included in policyholder dividends for the year ended December 31, 2008 was an increase of 0.3 points in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends, totaling 0.4 points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,467	$2,459	$2,463	$2,436	$2,353	(5%)	(3%)	$10,231	$9,711	(5%)
Change in unearned premium reserve	(103)	(52)	(15)	5	(88)	15%	NM	(107)	(150)	(40%)

Earned premiums	2,570	2,511	2,478	2,431	2,441	(5%)	—	10,338	9,861	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,488	1,581	1,534	1,586	1,589	7%	—	6,390	6,290	(2%)
Current accident year catastrophes [2]	(3)	65	142	115	(16)	NM	NM	543	306	(44%)
Prior accident years [3]	(192)	(68)	62	(52)	(128)	33%	(146%)	(226)	(186)	18%

Total losses and loss adjustment expenses	1,293	1,578	1,738	1,649	1,445	12%	(12%)	6,707	6,410	(4%)

Underwriting expenses [4]	704	679	703	695	682	(3%)	(2%)	2,772	2,759	—
Dividends to policyholders [5]	5	5	5	5	(5)	NM	NM	47	10	(79%)

Underwriting results	568	249	32	82	319	(44%)	NM	812	682	(16%)

Net servicing income	10	8	7	10	12	20%	20%	31	37	19%
Net investment income	162	225	280	294	307	90%	4%	1,253	1,106	(12%)
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(3)	(4)	(3)	(2)	33%	33%	2	(12)	NM
Other expenses [6]	(41)	(49)	(50)	(46)	(78)	(90%)	(70%)	(222)	(223)	—
Income tax expense	(244)	(109)	(53)	(91)	(180)	26%	(98%)	(559)	(433)	23%

Core earnings	452	321	212	246	378	(16%)	54%	1,317	1,157	(12%)

Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(161)	(209)	(39)	(56)	130	NM	NM	(1,225)	(174)	86%

Net income	$291	$112	$173	$190	$508	75%	167%	$92	$983	NM

Total Property & Casualty effective tax rate — net income	35.7%	(2.1%)	9.8%	23.9%	32.8%	(2.9)	8.9	NM	24.8%	NM
Total Property & Casualty effective tax rate — core earnings	35.1%	25.2%	20.5%	26.8%	32.2%	(2.9)	5.4	29.8%	27.2%	(2.6)

[1]	The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims and $40 of net reserve releases related to Middle Market general liability claims, partially offset by $53 of environmental reserve strengthening and $50 of net asbestos reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months and year ended December 31, 2009 included $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $124 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $112 of reserve releases related to Middle Market general liability claims, $92 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, a $40 reduction in the allowance for uncollectible reinsurance, partially offset by $138 of net asbestos reserve strengthening, $75 of environmental reserve strengthening, $38 of reserve strengthening related to package business, $28 of reserve strengthening related to surety business and $18 of reserve strengthening related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[6]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[7]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,465	$2,458	$2,462	$2,436	$2,351	(5%)	(3%)	$10,224	$9,707	(5%)
Change in unearned premium reserve	(102)	(53)	(15)	5	(91)	11%	NM	(107)	(154)	(44%)

Earned premiums	2,567	2,511	2,477	2,431	2,442	(5%)	—	10,331	9,861	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,488	1,581	1,534	1,586	1,589	7%	—	6,390	6,290	(2%)
Current accident year catastrophes [2]	(3)	65	142	115	(16)	NM	NM	543	306	(44%)
Prior accident years [3]	(195)	(68)	(59)	(135)	(166)	15%	(23%)	(355)	(428)	(21%)

Total losses and loss adjustment expenses	1,290	1,578	1,617	1,566	1,407	9%	(10%)	6,578	6,168	(6%)

Underwriting expenses [4]	697	674	699	690	677	(3%)	(2%)	2,749	2,740	—
Dividends to policyholders [5]	5	5	5	5	(5)	NM	NM	47	10	(79%)

Underwriting results	575	254	156	170	363	(37%)	114%	957	943	(1%)

Net servicing income	10	8	7	10	12	20%	20%	31	37	19%
Net investment income	127	185	239	254	265	109%	4%	1,056	943	(11%)
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(3)	(4)	(3)	(2)	33%	33%	2	(12)	NM
Other expenses [6]	(39)	(50)	(48)	(47)	(78)	(100%)	(66%)	(219)	(223)	(2%)
Income tax expense	(236)	(97)	(87)	(106)	(181)	23%	(71%)	(552)	(471)	15%

Core earnings	434	297	263	278	379	(13%)	36%	1,275	1,217	(5%)
Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(137)	(186)	(41)	(49)	119	NM	NM	(1,086)	(157)	86%

Net income	$297	$111	$222	$229	$498	68%	117%	$189	$1,060	NM

Ongoing Operations effective tax rate — net income	35.4%	(2.5%)	18.8%	25.8%	33.0%	(2.4)	7.2	NM	26.1%	NM
Ongoing Operations effective tax rate — core earnings	35.3%	24.8%	24.7%	27.6%	32.4%	(2.9)	4.8	30.2%	27.9%	(2.3)

[1]	The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims and $40 of net reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $124 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $112 of reserve releases related to Middle Market general liability claims, $92 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, a $20 reduction in the allowance for uncollectible reinsurance, partially offset by $38 of reserve strengthening related to package business, $28 of reserve strengthening related to surety business and $18 of reserve strengthening related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[6]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[7]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$2,465	$2,458	$2,462	$2,436	$2,351	(5%)	(3%)	$10,224	$9,707	(5%)
Change in unearned premium reserve	(102)	(53)	(15)	5	(91)	11%	NM	(107)	(154)	(44%)

Earned premiums	2,567	2,511	2,477	2,431	2,442	(5%)	—	10,331	9,861	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,488	1,581	1,534	1,586	1,589	7%	—	6,390	6,290	(2%)
Current accident year catastrophes [2]	(3)	65	142	115	(16)	NM	NM	543	306	(44%)
Prior accident years [3]	(195)	(68)	(59)	(135)	(166)	15%	(23%)	(355)	(428)	(21%)

Total losses and loss adjustment expenses	1,290	1,578	1,617	1,566	1,407	9%	(10%)	6,578	6,168	(6%)

Underwriting expenses [4]	697	674	699	690	677	(3%)	(2%)	2,749	2,740	—
Dividends to policyholders [5]	5	5	5	5	(5)	NM	NM	47	10	(79%)

Underwriting results	$575	$254	$156	$170	$363	(37%)	114%	$957	$943	(1%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.0	63.0	61.9	65.2	65.1	(7.1)	0.1	61.9	63.8	(1.9)
Current accident year catastrophes [2]	(0.1)	2.6	5.8	4.7	(0.7)	0.6	5.4	5.3	3.1	2.2
Prior accident years [3] [6]	(7.6)	(2.7)	(2.4)	(5.5)	(6.8)	(0.8)	1.3	(3.4)	(4.3)	0.9

Total losses and loss adjustment expenses	50.3	62.8	65.3	64.4	57.6	(7.3)	6.8	63.7	62.6	1.1

Expenses	27.1	26.8	28.2	28.4	27.7	(0.6)	0.7	26.6	27.8	(1.2)
Policyholder dividends	0.2	0.2	0.2	0.2	(0.2)	0.4	0.4	0.5	0.1	0.4

Combined ratio	77.6	89.9	93.7	93.0	85.1	(7.5)	7.9	90.7	90.4	0.3

Catastrophes
Current year	(0.1)	2.6	5.8	4.7	(0.7)	0.6	5.4	5.3	3.1	2.2
Prior year	(0.2)	0.2	(0.2)	(0.4)	(0.4)	0.2	—	(0.2)	(0.2)	—

Catastrophe ratio	(0.4)	2.8	5.6	4.4	(1.1)	0.7	5.5	5.0	2.9	2.1

Combined ratio before catastrophes	78.0	87.1	88.1	88.6	86.2	(8.2)	2.4	85.7	87.5	(1.8)

Combined ratio before catastrophes and prior year development	85.3	90.0	90.4	93.8	92.6	(7.3)	1.2	88.9	91.7	(2.8)

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $95, or 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening, totaling $8, or 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims and $40 of net reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $124 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $112 of reserve releases related to Middle Market general liability claims, $92 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, a $20 reduction in the allowance for uncollectible reinsurance, partially offset by $38 of reserve strengthening related to package business, $28 of reserve strengthening related to surety business and $18 of reserve strengthening related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$936	$944	$1,045	$1,048	$950	1%	(9%)	$3,925	$3,987	2%
Change in unearned premium reserve	(49)	(35)	60	60	(50)	(2%)	NM	(1)	35	NM

Earned premiums	985	979	985	988	1,000	2%	1%	3,926	3,952	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	628	627	649	695	729	16%	5%	2,542	2,700	6%
Current accident year catastrophes [2]	(37)	42	110	90	(14)	62%	NM	258	228	(12%)
Prior accident years [3]	(35)	10	—	(25)	(18)	49%	28%	(51)	(33)	35%

Total losses and loss adjustment expenses	556	679	759	760	697	25%	(8%)	2,749	2,895	5%

Underwriting expenses [4]	227	225	236	239	237	4%	(1%)	897	937	4%

Underwriting results	$202	$75	$(10)	$(11)	$66	(67%)	NM	$280	$120	(57%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.8	64.1	65.9	70.3	73.0	(9.2)	(2.7)	64.8	68.3	(3.5)
Current accident year catastrophes [2]	(3.8)	4.3	11.2	9.1	(1.4)	(2.4)	10.5	6.6	5.8	0.8
Prior accident years [3] [5]	(3.5)	1.1	—	(2.5)	(1.8)	(1.7)	(0.7)	(1.3)	(0.8)	(0.5)

Total losses and loss adjustment expenses	56.5	69.4	77.0	76.9	69.8	(13.3)	7.1	70.0	73.3	(3.3)

Expenses	23.0	23.0	24.0	24.2	23.7	(0.7)	0.5	22.8	23.7	(0.9)

Combined ratio	79.5	92.4	101.0	101.1	93.4	(13.9)	7.7	92.9	97.0	(4.1)

Catastrophes
Current year	(3.8)	4.3	11.2	9.1	(1.4)	(2.4)	10.5	6.6	5.8	0.8
Prior year	0.3	1.1	0.8	(1.0)	(0.3)	0.6	(0.7)	0.2	0.1	0.1

Catastrophe ratio	(3.5)	5.4	12.0	8.1	(1.7)	(1.8)	9.8	6.8	5.9	0.9

Combined ratio before catastrophes	82.9	87.0	89.0	93.0	95.2	(12.3)	(2.2)	86.1	91.1	(5.0)

Combined ratio before catastrophes and prior year development	86.8	87.0	89.8	94.5	96.7	(9.9)	(2.2)	87.6	92.0	(4.4)

COMBINED RATIO
Automobile	86.5	89.3	95.6	98.1	103.3	(16.8)	(5.2)	91.0	96.6	(5.6)
Homeowners	61.7	100.3	114.9	109.2	68.3	(6.6)	40.9	97.6	98.0	(0.4)

Total	79.5	92.4	101.0	101.1	93.4	(13.9)	7.7	92.9	97.0	(4.1)

[1]	The three months ended December 31, 2008 included a current accident year reserve release of $33, or 3.4 points, primarily related to auto liability claims. The three months ended June 30, 2009 included current accident year reserve strengthening of $2, or 0.2 points, related to auto liability claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $10, or 1.0 points, related to auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was reduced by $42 during the fourth quarter of 2008.

[3]	The three months and year ended December 31, 2008 included reserve releases of $38 and $70, respectively, related to auto liability claims. The three months and year ended December 31, 2009 included reserve releases of $24 and $77, respectively, related to auto liability claims. The year ended December 31, 2009 included reserve strengthening of $18 related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP	$669	$681	$763	$755	$672	—	(11%)	$2,813	$2,871	2%
Agency	252	249	268	280	264	5%	(6%)	1,050	1,061	1%
Other	15	14	14	13	14	(7%)	8%	62	55	(11%)

Total	$936	$944	$1,045	$1,048	$950	1%	(9%)	$3,925	$3,987	2%

EARNED PREMIUMS [1]
AARP	$705	$703	$709	$712	$720	2%	1%	$2,778	$2,844	2%
Agency	264	261	261	261	266	1%	2%	1,080	1,049	(3%)
Other	16	15	15	15	14	(13%)	(7%)	68	59	(13%)

Total	$985	$979	$985	$988	$1,000	2%	1%	$3,926	$3,952	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$676	$707	$742	$741	$679	—	(8%)	$2,829	$2,869	1%
Homeowners	260	237	303	307	271	4%	(12%)	1,096	1,118	2%

Total	$936	$944	$1,045	$1,048	$950	1%	(9%)	$3,925	$3,987	2%

EARNED PREMIUMS [1]
Automobile	$704	$704	$711	$716	$719	2%	—	$2,824	$2,850	1%
Homeowners	281	275	274	272	281	—	3%	1,102	1,102	—

Total	$985	$979	$985	$988	$1,000	2%	1%	$3,926	$3,952	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases [2]
Automobile	4%	3%	3%	3%	4%	—	1%	4%	3%	(1%)
Homeowners	6%	6%	5%	5%	7%	1%	2%	6%	5%	(1%)

Policy Count Retention [3]
Automobile	86%	86%	86%	86%	86%	—	—	86%	86%	—
Homeowners	86%	86%	86%	86%	86%	—	—	87%	86%	(1%)

New Business Premium $
Automobile	$96	$115	$124	$117	$99	3%	(15%)	$364	$455	25%
Homeowners	$26	$31	$40	$42	$36	38%	(14%)	$106	$149	41%

Policies in force
Automobile	2,323,882	2,347,967	2,375,240	2,394,043	2,395,421	3%	—
Homeowners	1,455,954	1,460,172	1,471,287	1,483,795	1,488,408	2%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Renewal written price increases represents the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk.

[3]	Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$622	$693	$643	$626	$610	(2%)	(3%)	$2,696	$2,572	(5%)
Change in unearned premium reserve	(54)	41	—	(14)	(35)	35%	(150%)	(28)	(8)	71%

Earned premiums	676	652	643	640	645	(5%)	1%	2,724	2,580	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	317	362	340	349	345	9%	(1%)	1,447	1,396	(4%)
Current accident year catastrophes [2]	29	6	23	19	(4)	NM	NM	122	44	(64%)
Prior accident years [3]	(39)	5	10	(19)	(32)	18%	(68%)	(89)	(36)	60%

Total losses and loss adjustment expenses	307	373	373	349	309	1%	(11%)	1,480	1,404	(5%)

Underwriting expenses [4]	201	191	195	200	194	(3%)	(3%)	793	780	(2%)
Dividends to policyholders [5]	1	1	1	1	(2)	NM	NM	14	1	(93%)

Underwriting results	$167	$87	$74	$90	$144	(14%)	60%	$437	$395	(10%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	46.8	55.5	52.8	54.7	53.4	(6.6)	1.3	53.1	54.1	(1.0)
Current accident year catastrophes [2]	4.4	1.0	3.6	2.9	(0.7)	5.1	3.6	4.5	1.7	2.8
Prior accident years [3] [6]	(5.8)	0.8	1.5	(3.1)	(4.8)	(1.0)	1.7	(3.3)	(1.4)	(1.9)

Total losses and loss adjustment expenses	45.4	57.3	58.0	54.5	47.8	(2.4)	6.7	54.3	54.4	(0.1)

Expenses	29.7	29.3	30.4	31.2	30.1	(0.4)	1.1	29.1	30.2	(1.1)
Policyholder dividends	0.2	0.1	0.2	0.2	(0.3)	0.5	0.5	0.5	—	0.5

Combined ratio	75.4	86.6	88.6	85.9	77.6	(2.2)	8.3	84.0	84.7	(0.7)

Catastrophes
Current year	4.4	1.0	3.6	2.9	(0.7)	5.1	3.6	4.5	1.7	2.8
Prior year	—	0.1	(0.3)	(0.1)	(0.2)	0.2	0.1	(0.1)	(0.1)	—

Catastrophe ratio	4.4	1.1	3.3	2.9	(0.9)	5.3	3.8	4.4	1.6	2.8

Combined ratio before catastrophes	71.0	85.5	85.3	83.0	78.5	(7.5)	4.5	79.6	83.1	(3.5)

Combined ratio before catastrophes and prior year development	76.8	84.8	83.4	86.0	83.1	(6.3)	2.9	82.8	84.4	(1.6)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases/(Decreases) [7]	1%	—	—	(1%)	(1%)	(2%)	—	(1%)	—	1%

Policy Count Retention [8]	80%	81%	81%	81%	84%	4%	3%	82%	81%	(1%)

New Business Premium $	$97	$119	$120	$126	$117	21%	(7%)	$446	$482	8%

Policies in force	1,055,463	1,053,568	1,060,482	1,069,157	1,077,189	2%	1%

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $30, or 4.4 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was increased by $31 during the fourth quarter of 2008.

[3]	The three months and year ended December 31, 2008 included reserve releases of $20 and $92, respectively, related to workers’ compensation business. The three months and year ended December 31, 2009 included reserve releases of $23 and $33, respectively, related to auto liability claims. The year ended December 31, 2009 included a reserve release of $40 related to workers’ compensation business and reserve strengthening of $38 related to package business.

[4]	The year ended December 31, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $5.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was an $8 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $3.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[7]	Renewal written price increases (decreases) represents the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk.

[8]	Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$577	$526	$482	$496	$517	(10%)	4%	$2,242	$2,021	(10%)
Change in unearned premium reserve	15	(22)	(56)	(14)	12	(20%)	NM	(57)	(80)	(40%)

Earned premiums	562	548	538	510	505	(10%)	(1%)	2,299	2,101	(9%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	314	359	331	333	329	5%	(1%)	1,460	1,352	(7%)
Current accident year catastrophes [2]	10	16	8	6	2	(80%)	(67%)	116	32	(72%)
Prior accident years [3]	(79)	(58)	(22)	(52)	(55)	30%	(6%)	(134)	(187)	(40%)

Total losses and loss adjustment expenses	245	317	317	287	276	13%	(4%)	1,442	1,197	(17%)

Underwriting expenses [4]	167	160	161	160	157	(6%)	(2%)	667	638	(4%)
Dividends to policyholders [5]	2	2	4	2	—	(100%)	(100%)	21	8	(62%)

Underwriting results	$148	$69	$56	$61	$72	(51%)	18%	$169	$258	53%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	56.0	65.5	61.6	65.1	65.1	(9.1)	—	63.5	64.3	(0.8)
Current accident year catastrophes [2]	1.8	2.8	1.6	1.2	0.4	1.4	0.8	5.1	1.5	3.6
Prior accident years [3] [6]	(14.1)	(10.5)	(4.2)	(10.1)	(11.0)	(3.1)	0.9	(5.9)	(8.9)	3.0

Total losses and loss adjustment expenses	43.7	57.8	59.1	56.2	54.6	(10.9)	1.6	62.7	57.0	5.7

Expenses	29.7	29.3	29.8	31.4	31.2	(1.5)	0.2	29.0	30.4	(1.4)
Policyholder dividends	0.3	0.4	0.6	0.4	—	0.3	0.4	0.9	0.4	0.5

Combined ratio	73.7	87.5	89.5	88.0	85.8	(12.1)	2.2	92.6	87.7	4.9

Catastrophes
Current year	1.8	2.8	1.6	1.2	0.4	1.4	0.8	5.1	1.5	3.6
Prior year	(0.8)	(1.0)	(0.8)	0.2	(1.1)	0.3	1.3	(0.5)	(0.7)	0.2

Catastrophe ratio	1.1	1.8	0.8	1.4	(0.6)	1.7	2.0	4.6	0.9	3.7

Combined ratio before catastrophes	72.7	85.7	88.7	86.6	86.4	(13.7)	0.2	88.1	86.9	1.2

Combined ratio before catastrophes and prior year development	86.0	95.2	92.1	97.0	96.3	(10.3)	0.7	93.4	95.1	(1.7)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Decreases [7]	(5%)	(2%)	(1%)	(2%)	—	5%	2%	(6%)	(2%)	4%

Policy Count Retention [8]	79%	78%	76%	76%	78%	(1%)	2%	79%	77%	(2%)

New Business Premium $	$103	$115	$106	$103	$110	7%	7%	$420	$434	3%

Policies in force	97,308	97,176	96,574	95,966	95,540	(2%)	—

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $28, or 5.1 points, primarily related to workers’ compensation business. The three months ended September 30, 2009 included a current accident year reserve release, totaling $2, or 0.4 points, primarily related to general liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 1.0 points, largely related to general liability claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The three months and year ended December 31, 2008 included net reserve releases of $48 and $40, respectively, related to general liability claims and reserve releases of $30 and $64, respectively, related to workers’ compensation business. The three months and year ended December 31, 2009 included reserve releases of $27 and $112, respectively, related to general liability claims and net reserve releases of $16 and $14, respectively, related to auto liability claims. The year ended December 31, 2009 included reserve releases of $52 related to workers’ compensation business.

[4]	The year ended December 31, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $2.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $14 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $2.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[7]	Renewal written price decreases represents the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk.

[8]	Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums [1]	$330	$295	$292	$266	$274	(17%)	3%	$1,361	$1,127	(17%)
Change in unearned premium reserve	(14)	(37)	(19)	(27)	(18)	(29%)	33%	(21)	(101)	NM

Earned premiums	344	332	311	293	292	(15%)	—	1,382	1,228	(11%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	229	233	214	209	186	(19%)	(11%)	941	842	(11%)
Current accident year catastrophes [3]	(5)	1	1	—	—	100%	—	47	2	(96%)
Prior accident years [4]	(42)	(25)	(47)	(39)	(61)	(45%)	(56%)	(81)	(172)	(112%)

Total losses and loss adjustment expenses	182	209	168	170	125	(31%)	(26%)	907	672	(26%)

Underwriting expenses [5]	102	98	107	91	89	(13%)	(2%)	392	385	(2%)
Dividends to policyholders [6]	2	2	—	2	(3)	NM	NM	12	1	(92%)

Underwriting results	$58	$23	$36	$30	$81	40%	170%	$71	$170	139%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	66.4	70.3	68.7	71.1	64.1	2.3	7.0	68.1	68.6	(0.5)
Current accident year catastrophes [3]	(1.7)	0.1	0.3	0.2	(0.2)	(1.5)	0.4	3.4	0.1	3.3
Prior accident years [4] [7]	(12.0)	(7.9)	(15.0)	(13.0)	(20.8)	8.8	7.8	(5.8)	(14.0)	8.2

Total losses and loss adjustment expenses	52.7	62.6	54.0	58.3	43.0	9.7	15.3	65.6	54.7	10.9

Expenses	29.7	29.5	34.5	31.0	30.5	(0.8)	0.5	28.3	31.4	(3.1)
Policyholder dividends	0.5	0.7	0.1	0.5	(1.2)	1.7	1.7	0.9	0.1	0.8

Combined ratio	83.0	92.8	88.7	89.8	72.4	10.6	17.4	94.8	86.2	8.6

Catastrophes
Current year	(1.7)	0.1	0.3	0.2	(0.2)	(1.5)	0.4	3.4	0.1	3.3
Prior year	(1.5)	(0.2)	(1.7)	0.2	0.1	(1.6)	0.1	(1.2)	(0.4)	(0.8)

Catastrophe ratio	(3.2)	(0.1)	(1.4)	0.4	(0.1)	(3.1)	0.5	2.2	(0.3)	2.5

Combined ratio before catastrophes	86.1	92.9	90.1	89.4	72.5	13.6	16.9	92.6	86.5	6.1

Combined ratio before catastrophes and prior year development	96.7	100.5	103.4	102.6	93.4	3.3	9.2	97.3	100.1	(2.8)

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

[2]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $3, or 0.9 points, primarily related to programs business. The three months ended June 30, 2009 included a current accident year reserve release, totaling $2, or 0.7 points, related to workers’ compensation business. The three months ended December 31, 2009 included a current accident year reserve release, totaling $14, or 4.8 points, primarily related to professional liability and workers’ compensation claims.

[3]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[4]	The three months and year ended December 31, 2008 included reserve releases of $30 and $75, respectively, related to professional liability claims. The three months and year ended December 31, 2009 included reserve releases of $53 and $127, respectively, related to professional liability claims. The year ended December 31, 2009 included a $20 reduction in the allowance for uncollectible reinsurance and $28 of reserve strengthening related to surety business.

[5]	The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[6]	Included in policyholder dividends for the year ended December, 31, 2008 was a $5 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $5.

[7]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change

WRITTEN PREMIUMS [1]

Property [2]	$15	$(16)	$—	$—	$—	(100%)	—	$50	$(16)	NM
Casualty	110	150	128	109	107	(3%)	(2%)	538	494	(8%)
Professional Liability, Fidelity and Surety	185	143	148	140	151	(18%)	8%	691	582	(16%)
Other	20	18	16	17	16	(20%)	(6%)	82	67	(18%)

Total	$330	$295	$292	$266	$274	(17%)	3%	$1,361	$1,127	(17%)

EARNED PREMIUMS [1]

Property	$17	$13	$3	$3	$2	(88%)	(33%)	$87	$21	(76%)
Casualty	131	130	124	116	126	(4%)	9%	526	496	(6%)
Professional Liability, Fidelity and Surety	173	171	165	158	149	(14%)	(6%)	685	643	(6%)
Other	23	18	19	16	15	(35%)	(6%)	84	68	(19%)

Total	$344	$332	$311	$293	$292	(15%)	—	$1,382	$1,228	(11%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$2	$1	$1	$—	$2	—	—	$7	$4	(43%)
Change in unearned premium reserve	(1)	1	—	—	3	NM	—	—	4	—

Earned premiums	3	—	1	—	(1)	NM	—	7	—	(100%)

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	3	—	121	83	38	NM	(54%)	129	242	88%

Total losses and loss adjustment expenses	3	—	121	83	38	NM	(54%)	129	242	88%

Underwriting expenses	7	5	4	5	5	(29%)	—	23	19	(17%)

Underwriting results	$(7)	$(5)	$(124)	$(88)	$(44)	NM	50%	$(145)	$(261)	(80%)

Net investment income	35	40	41	40	42	20%	5%	197	163	(17%)
Other expenses	(2)	1	(2)	1	—	100%	(100%)	(3)	—	100%
Income tax benefit (expense)	(8)	(12)	34	15	1	NM	(93%)	(7)	38	NM

Core earnings	18	24	(51)	(32)	(1)	NM	97%	42	(60)	NM

Add: Net realized capital (losses) gains, after-tax [2]	(24)	(23)	2	(7)	11	NM	NM	(139)	(17)	88%

Net (loss) income	$(6)	$1	$(49)	$(39)	$10	NM	NM	$(97)	$(77)	21%

[1]	The year ended December 31, 2008 included net asbestos reserve strengthening of $50 and environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138 partially offset by a $20 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25.

[2]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended December 31, 2009	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,940		$319	$1,450	$3,709
Losses and loss adjustment expenses incurred	—		—	38	38
Losses and loss adjustment expenses paid	(48)		(12)	(56)	(116)

Ending liability — net [2] [3]	$1,892	[5]	$307	$1,432	$3,631

For the Year Ended December 31, 2009	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,884		$269	$1,628	$3,781
Losses and loss adjustment expenses incurred	138		75	29	242
Losses and loss adjustment expenses paid	(181)		(40)	(171)	(392)
Reclassification of asbestos and environmental liabilities [4]	51		3	(54)	—

Ending liability — net [2] [3]	$1,892	[5]	$307	$1,432	$3,631

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $5, respectively, as of December 31, 2009. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months and year ended December 31, 2009 includes $5 and $16, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months and year ended December 31, 2009 includes $6 and $19, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,484 and $367, respectively, as of December 31, 2009.

[4]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $192 and $224, respectively, resulting in a one year net survival ratio of 9.9 and a three year net survival ratio of 8.5. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended December 31, 2009	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE

Gross
Direct	$39	$—	$7	$—
Assumed Reinsurance	23	—	2	—
London Market	4	—	6	—

Total	66	—	15	—
Ceded	(18)	—	(3)	—

Net	$48	$—	$12	$—

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Year Ended December 31, 2009	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE

Gross
Direct	$160	$117	$29	$92
Assumed Reinsurance	56	52	7	—
London Market	18	—	10	12

Total	234	169	46	104
Ceded	(53)	(31)	(6)	(29)

Net prior to reclassification	$181	$138	$40	$75

London Market Reclassification of asbestos and environmental liabilities [2]	—	51	—	3

Net	$181	$189	$40	$78

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three months and year ended December 31, 2009 includes $5 and $17, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months and year ended December 31, 2009 includes $7 and $20, respectively, related to asbestos and environmental claims.

[2]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended December 31, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 10/1/09 — gross	$2,090	$3,655	$4,620	$6,971	$17,336	$4,565	$21,901
Reinsurance and other recoverables	53	165	404	2,012	2,634	856	3,490

Liabilities for unpaid losses and loss adjustment expenses at 10/1/09 — net	2,037	3,490	4,216	4,959	14,702	3,709	18,411

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	729	345	329	186	1,589	—	1,589
Current accident year catastrophes	(14)	(4)	2	—	(16)	—	(16)
Prior accident years	(18)	(32)	(55)	(61)	(166)	38	(128)

Total provision for unpaid losses and loss adjustment expenses	697	309	276	125	1,407	38	1,445

Payments	(684)	(333)	(355)	(158)	(1,530)	(116)	(1,646)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/09 — net	2,050	3,466	4,137	4,926	14,579	3,631	18,210
Reinsurance and other recoverables	20	137	305	2,118	2,580	861	3,441

Liabilities for unpaid losses and loss adjustment expenses at 12/31/09 — gross	$2,070	$3,603	$4,442	$7,044	$17,159	$4,492	$21,651

Earned premiums	$1,000	$645	$505	$292	$2,442	$(1)	$2,441
Loss and loss expense paid ratio	68.5	51.5	70.2	54.7	62.7
Loss and loss expense incurred ratio	69.8	47.8	54.6	43.0	57.6
Prior accident year development (pts.)	(1.8)	(4.8)	(11.0)	(20.8)	(6.8)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — net	1,992	3,396	4,307	4,871	14,566	3,781	18,347

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	2,700	1,396	1,352	842	6,290	—	6,290
Current accident year catastrophes	228	44	32	2	306	—	306
Prior accident years	(33)	(36)	(187)	(172)	(428)	242	(186)

Total provision for unpaid losses and loss adjustment expenses	2,895	1,404	1,197	672	6,168	242	6,410

Payments	(2,837)	(1,334)	(1,367)	(617)	(6,155)	(392)	(6,547)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/09 — net	2,050	3,466	4,137	4,926	14,579	3,631	18,210
Reinsurance and other recoverables	20	137	305	2,118	2,580	861	3,441

Liabilities for unpaid losses and loss adjustment expenses at 12/31/09 — gross	$2,070	$3,603	$4,442	$7,044	$17,159	$4,492	$21,651

Earned premiums	$3,952	$2,580	$2,101	$1,228	$9,861	$—	$9,861
Loss and loss expense paid ratio	71.8	51.7	65.1	50.4	62.5
Loss and loss expense incurred ratio	73.3	54.4	57.0	54.7	62.6
Prior accident year development (pts.)	(0.8)	(1.4)	(8.9)	(14.0)	(4.3)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2009	2008
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$208	$326
Unpaid Loss and Loss Adjustment Expenses	3,321	3,492

Subtotal Gross Reinsurance Recoverables	3,529	3,818

Less: Allowance for Uncollectible Reinsurance	(335)	(379)

Net Reinsurance Recoverables	$3,194	$3,439

	As of December 31, 2009		As of December 31, 2008
Distribution of Gross Reinsurance Recoverables	Amount	% of Total	Amount	% of Total

Gross Reinsurance Recoverables	$3,529		$3,818

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(642)		(638)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$2,887		$3,180

Rated A- (Excellent) or better by A.M. Best [1]	$2,091	72.4%	$2,426	76.3%
Other Rated by A.M. Best	48	1.7%	52	1.6%

Total Rated Companies	2,139	74.1%	2,478	77.9%

Voluntary Pools	152	5.3%	181	5.7%
Captives	209	7.2%	220	6.9%
Other Not Rated Companies	387	13.4%	301	9.5%

Total	$2,887	100.0%	$3,180	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2009 and 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change

Earned premiums	$2,570	$2,511	$2,478	$2,431	$2,441	(5%)	—	$10,338	$9,861	(5%)
Net investment income	162	225	280	294	307	90%	4%	1,253	1,106	(12%)
Other revenues	127	118	120	123	131	3%	7%	504	492	(2%)
Net realized capital (losses) gains	(246)	(323)	(78)	(90)	197	NM	NM	(1,877)	(294)	84%

Total revenues	2,613	2,531	2,800	2,758	3,076	18%	12%	10,218	11,165	9%

Losses and loss adjustment expenses [1]	1,293	1,578	1,738	1,649	1,445	12%	(12%)	6,707	6,410	(4%)
Amortization of deferred policy acquisition costs	528	523	518	515	510	(3%)	(1%)	2,095	2,066	(1%)
Insurance operating costs and expenses [2]	181	161	190	185	167	(8%)	(10%)	724	703	(3%)
Other expenses [3]	158	159	163	159	197	25%	24%	695	678	(2%)

Total benefits and expenses	2,160	2,421	2,609	2,508	2,319	7%	(8%)	10,221	9,857	(4%)

Income before income taxes	453	110	191	250	757	67%	NM	(3)	1,308	NM

Income tax expense (benefit)	162	(2)	18	60	249	54%	NM	(95)	325	NM

Net income	291	112	173	190	508	75%	167%	92	983	NM

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [4]	(161)	(209)	(39)	(56)	130	NM	NM	(1,225)	(174)	86%

Core earnings	$452	$321	$212	$246	$378	(16%)	54%	$1,317	$1,157	(12%)

Total Property & Casualty effective tax rate — net income	35.7%	(2.1%)	9.8%	23.9%	32.8%	(2.9)	8.9	NM	24.8%	NM
Total Property & Casualty effective tax rate — core earnings	35.1%	25.2%	20.5%	26.8%	32.2%	(2.9)	5.4	29.8%	27.2%	(2.6)

[1]	The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included catastophe losses from hurricane Ike. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims and $40 of net reserve releases related to Middle Market general liability claims, partially offset by $53 of environmental reserve strengthening and $50 of net asbestos reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months and year ended December 31, 2009 included $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $124 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $112 of reserve releases related to Middle Market general liability claims, $92 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, a $40 reduction in the allowance for uncollectible reinsurance, partially offset by $138 of net asbestos reserve strengthening, $75 of environmental reserve strengthening, $38 of reserve strengthening related to package business, $28 of reserve strengthening related to surety business and $18 of reserve strengthening related to homeowners business.

[2]	Included in insurance operating costs and expenses for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The year ended December 31, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[3]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[4]	See pages C-12 and C-13 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Year	Sequential
	2008	2009	2009	2009	2009	Change	Change
Investments

Fixed maturities, available for sale, at fair value	$19,775	$20,040	$20,773	$22,577	$23,911	21%	6%
Equity securities, available for sale, at fair value	674	482	586	620	453	(33%)	(27%)
Mortgage loans	785	756	731	690	671	(15%)	(3%)
Limited partnerships and other alternative investments [1]	1,166	1,026	963	952	945	(19%)	(1%)
Other investments [2]	207	173	114	113	93	(55%)	(18%)
Short term investments	1,597	1,266	1,459	1,902	1,283	(20%)	(33%)

Total investments	24,204	23,743	24,626	26,854	27,356	13%	2%

Cash	162	247	358	279	240	48%	(14%)
Premiums receivable and agents’ balances	3,197	3,161	3,136	3,117	3,008	(6%)	(3%)
Reinsurance recoverables	3,439	3,337	3,299	3,249	3,194	(7%)	(2%)
Deferred policy acquisition costs	1,260	1,249	1,251	1,255	1,263	—	1%
Deferred income tax	2,435	2,495	2,165	1,517	1,468	(40%)	(3%)
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	675	668	669	670	685	1%	2%
Other assets	1,159	1,454	1,273	1,228	1,039	(10%)	(15%)

Total assets	$36,680	$36,503	$36,926	$38,318	$38,402	5%	—

Unpaid losses and loss adjustment expenses	$21,933	$21,804	$21,902	$21,901	$21,651	(1%)	(1%)
Unearned premiums	5,244	5,231	5,191	5,159	5,055	(4%)	(2%)
Other liabilities	2,914	2,573	2,052	2,134	2,113	(27%)	(1%)

Total liabilities	30,091	29,608	29,145	29,194	28,819	(4%)	(1%)

Equity, x-AOCI, net of tax	8,675	8,887	9,328	9,553	10,103	16%	6%
AOCI, net of tax	(2,086)	(1,991)	(1,547)	(429)	(520)	75%	(21%)

The Hartford’s Property & Casualty stockholders’ equity	6,589	6,896	7,781	9,124	9,583	45%	5%
Noncontrolling interest	—	(1)	—	—	—	—	—

Total Property & Casualty equity	6,589	6,895	7,781	9,124	9,583	45%	5%

Total liabilities and equity	$36,680	$36,503	$36,926	$38,318	$38,402	5%	—

[1]	Other alternative investments includes a real estate joint venture and hedge fund investments outside limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31, 2009	Dec. 31, 2008

Adjusted Statutory Capital and Surplus	$7,364	$6,012
GAAP Adjustments
Deferred policy acquisition costs	1,263	1,260
Benefit reserves	(80)	(90)
GAAP unrealized losses on investments, net of tax	(515)	(2,136)
Goodwill	149	149
Non-admitted assets	1,393	1,754
Other, net	9	(360)

GAAP Stockholders’ Equity	$9,583	$6,589

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$878	$828	$800	$758	$725	(17%)	(4%)	$3,755	$3,111	(17%)
Tax-exempt	131	125	129	125	128	(2%)	2%	555	507	(9%)

Total fixed maturities	1,009	953	929	883	853	(15%)	(3%)	4,310	3,618	(16%)
Equity securities, trading	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM
Equity securities, available-for-sale	36	27	25	24	17	(53%)	(29%)	167	93	(44%)
Mortgage loans	89	79	79	82	76	(15%)	(7%)	333	316	(5%)
Policy loans	38	36	36	36	31	(18%)	(14%)	139	139	—
Limited partnerships and other alternative investments [2]	(333)	(209)	(93)	(32)	(7)	98%	78%	(445)	(341)	23%
Other [3]	(6)	58	70	89	101	NM	13%	(72)	318	NM

Subtotal	(3,667)	220	3,569	1,720	1,822	NM	6%	(5,908)	7,331	NM
Less: Investment expense	24	24	25	33	30	25%	(9%)	97	112	15%

Total net investment income (loss)	$(3,691)	$196	$3,544	$1,687	$1,792	NM	6%	$(6,005)	$7,219	NM
Less: Equity securities, trading	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM

Total net investment income excluding trading securities	$809	$920	$1,021	$1,049	$1,041	29%	(1%)	$4,335	$4,031	(7%)

Annualized investment yield, before-tax [4]	3.3%	3.7%	4.2%	4.2%	4.2%	0.9	—	4.6%	4.1%	(0.5)
Annualized investment yield, after-tax [4]	2.2%	2.6%	2.9%	2.9%	2.9%	0.7	—	3.2%	2.8%	(0.4)

Net Realized Capital Gains (Losses)
Gross gains on sales [5]	$381	$208	$157	$205	$486	28%	137%	$607	$1,056	74%
Gross losses on sales	(411)	(720)	(189)	(104)	(384)	7%	NM	(856)	(1,397)	(63%)
Net impairment losses	(419)	(224)	(314)	(536)	(434)	(4%)	19%	(3,964)	(1,508)	62%
Japanese fixed annuity contract hedges, net [6]	51	41	(6)	(7)	19	(63%)	NM	64	47	(27%)
Periodic net coupon settlements on credit derivatives/Japan [7]	(12)	(19)	(13)	(7)	(10)	17%	(43%)	(33)	(49)	(48%)
Fair value measurement transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [8]	(457)	589	671	(190)	456	NM	NM	(713)	1,526	NM
Macro hedge	45	204	(568)	(328)	(203)	NM	38%	74	(895)	NM

Total results of variable annuity hedge program	(412)	793	103	(518)	253	NM	NM	(639)	631	NM
Other net gain (loss) [9]	6	5	(419)	(252)	(124)	NM	51%	(447)	(790)	(77%)

Total net realized capital gains (losses)	$(816)	$84	$(681)	$(1,219)	$(194)	76%	84%	$(5,918)	$(2,010)	66%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Included in the gross gains on sales for the periods ended December 31, 2009 are gains of $360 related to the sale of Verisk/ISO securities.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net gain for the periods ended December 31, 2009 was primarily due to gains resulting from liability model assumption updates of $260 for the three months ended and $566 for the year ended, the relative outperformance of the underlying actively managed funds as compared to their respective indices, a decrease in equity market volatility, an increase in interest rates, and the impact of the Company’s own credit spread for the year ended, partially offset by losses resulting from an increase in the equity markets.

[9]	Primarily consists of: a) changes in fair value on non-qualifying derivatives, b) hedge ineffectiveness on qualifying derivatives, c) foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, d) valuation allowances and e) other investment gains and losses. Included in the losses for the year ended December 31, 2009 was approximately $300 related to contingent obligations associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$644	$615	$592	$564	$525	(18%)	(7%)	$2,732	$2,296	(16%)
Tax-exempt	30	30	30	30	30	—	—	126	120	(5%)

Total fixed maturities	674	645	622	594	555	(18%)	(7%)	2,858	2,416	(15%)
Equity securities, trading	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM
Equity securities, available-for-sale	23	15	16	17	10	(57%)	(41%)	96	58	(40%)
Mortgage loans	79	70	70	68	64	(19%)	(6%)	293	272	(7%)
Policy loans	38	36	36	36	31	(18%)	(14%)	139	139	—
Limited partnerships and other alternative investments [2]	(166)	(115)	(51)	(20)	(6)	96%	70%	(233)	(192)	18%
Other [3]	8	56	64	78	95	NM	22%	(36)	293	NM

Subtotal	(3,844)	(17)	3,280	1,411	1,500	NM	6%	(7,223)	6,174	NM
Less: Investment expense	18	18	18	25	22	22%	(12%)	72	83	15%

Total net investment income (loss)	$(3,862)	$(35)	$3,262	$1,386	$1,478	NM	7%	$(7,295)	$6,091	NM
Less: Equity securities, trading	(4,500)	(724)	2,523	638	751	NM	18%	(10,340)	3,188	NM

Total net investment income excluding trading securities	$638	$689	$739	$748	$727	14%	(3%)	$3,045	$2,903	(5%)

Annualized investment yield, before-tax [4]	3.8%	3.9%	4.3%	4.4%	4.4%	0.6	—	4.8%	4.2%	(0.6)
Annualized investment yield, after-tax [4]	2.5%	2.6%	2.8%	2.9%	2.9%	0.4	—	3.2%	2.8%	(0.4)

Net Realized Capital Gains (Losses)
Gross gains on sales	$294	$136	$83	$130	$85	(71%)	(35%)	$422	$434	3%
Gross losses on sales	(155)	(389)	(148)	(67)	(265)	(71%)	NM	(399)	(869)	(118%)
Net impairment losses	(309)	(185)	(266)	(453)	(373)	(21%)	18%	(2,424)	(1,277)	47%
Japanese fixed annuity contract hedges, net [5]	51	41	(6)	(7)	19	(63%)	NM	64	47	(27%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(9)	(16)	(9)	(4)	(8)	11%	(100%)	(35)	(37)	(6%)
Fair value measurement transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [7]	(457)	589	671	(190)	456	NM	NM	(713)	1,526	NM
Macro hedge	45	204	(568)	(328)	(203)	NM	38%	74	(895)	NM

Total results of variable annuity hedge program	(412)	793	103	(518)	253	NM	NM	(639)	631	NM
Other net gain (loss) [8]	(138)	(15)	(86)	(207)	(109)	21%	47%	(477)	(417)	13%

Total net realized capital gains (losses)	$(678)	$365	$(329)	$(1,126)	$(398)	41%	65%	$(4,138)	$(1,488)	64%

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net gain for the periods ended December 31, 2009 was primarily due to gains resulting from liability model assumption updates of $260 for the three months ended and $566 for the year ended, the relative outperformance of the underlying actively managed funds as compared to their respective indices, a decrease in equity market volatility, an increase in interest rates, and the impact of the Company’s own credit spread for the year ended, partially offset by losses resulting from an increase in the equity markets.

[8]	Primarily consists of: a) changes in fair value on non-qualifying derivatives, b) hedge ineffectiveness on qualifying derivatives, c) foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, d) valuation allowances and e) other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$225	$209	$207	$193	$197	(12%)	2%	$989	$806	(19%)
Tax-exempt	101	95	99	95	98	(3%)	3%	429	387	(10%)

Total fixed maturities	326	304	306	288	295	(10%)	2%	1,418	1,193	(16%)
Equity securities, available-for-sale	12	11	8	6	7	(42%)	17%	68	32	(53%)
Mortgage loans	10	9	9	9	8	(20%)	(11%)	40	35	(13%)
Limited partnerships and other alternative investments [2]	(167)	(94)	(42)	(12)	(1)	99%	92%	(212)	(149)	30%
Other [3]	(13)	1	6	11	6	NM	(45%)	(36)	24	NM

Subtotal	168	231	287	302	315	88%	4%	1,278	1,135	(11%)
Less: Investment expense	6	6	7	8	8	33%	—	25	29	16%

Total net investment income (loss)	$162	$225	$280	$294	$307	90%	4%	$1,253	$1,106	(12%)

Annualized investment yield, before-tax [4]	2.4%	3.4%	4.2%	4.3%	4.4%	2.0	0.1	4.4%	4.1%	(0.3)
Annualized investment yield, after-tax [4]	1.6%	2.6%	3.3%	3.3%	3.3%	1.7	—	3.2%	3.1%	(0.1)

Net Realized Capital Gains (Losses)
Gross gains on sales [5]	$85	$71	$74	$74	$393	NM	NM	$180	$612	NM
Gross losses on sales	(253)	(330)	(40)	(36)	(119)	53%	NM	(448)	(525)	(17%)
Net impairment losses	(108)	(36)	(48)	(83)	(61)	44%	27%	(1,533)	(228)	85%
Periodic net coupon settlements on credit derivatives [6]	(3)	(3)	(4)	(3)	(2)	33%	33%	2	(12)	NM
Other net gain (loss) [7]	33	(25)	(60)	(42)	(14)	NM	67%	(78)	(141)	(81%)

Total net realized capital gains (losses)	$(246)	$(323)	$(78)	$(90)	$197	NM	NM	$(1,877)	$(294)	84%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Included in the gross gains on sales for the periods ended December 31, 2009 are gains of $360 related to the sale of Verisk/ISO securities.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, valuation allowances and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2008	2009	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income
Fixed maturities [1]
Taxable	$9	$4	$1	$1	$3	(67%)	NM	$34	$9	(74%)

Total fixed maturities	9	4	1	1	3	(67%)	NM	34	9	(74%)
Equity securities, available-for-sale	1	1	1	1	—	(100%)	(100%)	3	3	—
Mortgage loans [2]	—	—	—	5	4	—	(20%)	—	9	—
Other	(1)	1	—	—	—	100%	—	—	1	—

Total net investment income	$9	$6	$2	$7	$7	(22%)	—	$37	$22	(41%)

Net Realized Capital Gains (Losses)

Gross gains on sales	$2	$1	$—	1	8	NM	NM	$5	$10	100%
Gross losses on sales	(3)	(1)	(1)	(1)	—	100%	100%	(9)	(3)	67%
Net impairment losses	(2)	(3)	—	—	—	100%	—	(7)	(3)	57%
Other net gain (loss) [3]	111	45	(273)	(3)	(1)	NM	67%	108	(232)	NM

Total net realized capital gains (losses)	$108	$42	$(274)	$(3)	$7	(94%)	NM	$97	$(228)	NM

[1]	Includes income on short-term bonds.

[2]	Represents income on mortgage loans held at Federal Trust Corporation, a company The Hartford acquired in June 2009.

[3]	Primarily consists of changes in the fair value on warrants associated with the Allianz transaction for the three months ended December 31, 2008 and March 31, 2009 and losses of $300 related to Allianz contingent obligations for the three months ended June 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31,		March 31,		June 30,		September 30,		December 31,
	2008		2009		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$65,112	54.2%	$62,563	53.8%	$64,868	53.5%	$68,641	53.0%	$71,153	56.7%
Equity securities, trading, at fair value [1]	30,820	25.7%	27,813	23.9%	30,813	25.4%	33,463	25.9%	32,321	25.7%
Equity securities, available-for-sale, at fair value	1,458	1.2%	1,080	0.9%	1,308	1.1%	1,397	1.1%	1,221	1.0%
Mortgage loans	6,469	5.4%	6,389	5.5%	6,522	5.4%	6,328	4.9%	5,938	4.7%
Policy loans, at outstanding balance	2,208	1.8%	2,197	1.9%	2,204	1.8%	2,209	1.7%	2,174	1.7%
Limited partnerships and other alternative
investments [2]	2,295	1.9%	1,981	1.7%	1,838	1.5%	1,812	1.4%	1,790	1.4%
Other investments [3]	1,723	1.4%	3,121	2.7%	1,107	0.9%	1,679	1.3%	602	0.5%
Short-term investments	10,022	8.4%	11,189	9.6%	12,701	10.4%	13,910	10.7%	10,357	8.3%

Total investments	$120,107	100.0%	$116,333	100.0%	$121,361	100.0%	$129,439	100.0%	$125,556	100.0%
Less: Equity securities, trading	30,820	25.7%	27,813	23.9%	30,813	25.4%	33,463	25.9%	32,321	25.7%

Total investments excluding trading securities	$89,287	74.3%	$88,520	76.1%	$90,548	74.6%	$95,976	74.1%	$93,235	74.3%

HIMCO managed third party accounts	$7,742		$7,552		$7,685		$7,925		$8,120

Asset-backed securities (“ABS”)	$2,466	3.8%	$2,273	3.6%	$2,450	3.8%	$2,540	3.7%	$2,523	3.5%
Collateralized debt obligations (“CDOs”)	2,612	4.0%	2,423	3.9%	2,563	4.0%	2,818	4.1%	2,892	4.1%
Commercial mortgage-backed securities (“CMBS”)	8,313	12.8%	7,948	12.7%	8,290	12.8%	9,002	13.1%	8,544	12.0%
Corporate	27,181	41.7%	27,351	43.7%	30,835	47.5%	34,011	49.5%	35,243	49.5%
Foreign government/government agencies	2,821	4.3%	853	1.4%	1,031	1.6%	1,071	1.6%	1,408	2.0%
Municipal — taxable	894	1.4%	895	1.4%	893	1.4%	1,003	1.5%	975	1.4%
Municipal — tax-exempt	9,761	15.0%	10,358	16.6%	10,060	15.5%	10,812	15.8%	11,090	15.6%
Residential mortgage-backed securities (“RMBS”)	5,108	7.8%	4,772	7.6%	4,506	6.9%	4,821	7.0%	4,847	6.8%
U.S. Treasuries	5,956	9.2%	5,690	9.1%	4,240	6.5%	2,563	3.7%	3,631	5.1%

Total fixed maturities	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%

U.S. government/government agencies	$9,568	14.7%	$9,306	14.9%	$7,801	12.0%	$6,231	9.1%	$7,172	10.1%
AAA	13,489	20.7%	13,297	21.2%	11,797	18.2%	11,227	16.3%	11,188	15.7%
AA	11,646	17.9%	9,806	15.7%	11,044	17.0%	13,019	19.0%	13,932	19.6%
A	15,831	24.4%	15,238	24.4%	16,985	26.2%	18,505	27.0%	18,664	26.2%
BBB	12,794	19.6%	12,902	20.6%	14,687	22.7%	16,566	24.1%	17,071	24.0%
BB & below	1,784	2.7%	2,014	3.2%	2,554	3.9%	3,093	4.5%	3,126	4.4%

Total fixed maturities	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2008		2009		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$45,182	48.0%	$42,428	46.6%	$43,980	47.6%	$45,927	47.1%	$46,912	49.1%
Equity securities, trading, at fair value [1]	30,820	32.7%	27,813	30.6%	30,813	33.4%	33,463	34.3%	32,321	33.9%
Equity securities, available-for-sale, at fair value	711	0.8%	525	0.6%	642	0.7%	690	0.7%	680	0.7%
Mortgage loans	5,684	6.0%	5,633	6.2%	5,503	6.0%	5,365	5.5%	5,002	5.2%
Policy loans, at outstanding balance	2,208	2.3%	2,197	2.4%	2,204	2.4%	2,209	2.3%	2,174	2.3%
Limited partnerships and other alternative
investments [2]	1,129	1.2%	955	1.0%	875	0.9%	860	0.9%	845	0.9%
Other investments [3]	1,473	1.6%	2,909	3.2%	954	1.0%	1,513	1.5%	457	0.5%
Short-term investments	6,937	7.4%	8,580	9.4%	7,365	8.0%	7,478	7.7%	7,079	7.4%

Total investments	$94,144	100.0%	$91,040	100.0%	$92,336	100.0%	$97,505	100.0%	$95,470	100.0%
Less: Equity securities, trading	30,820	32.7%	27,813	30.6%	30,813	33.4%	33,463	34.3%	32,321	33.9%

Total investments excluding trading securities	$63,324	67.3%	$63,227	69.4%	$61,523	66.6%	$64,042	65.7%	$63,149	66.1%

ABS	$2,167	4.8%	$1,997	4.8%	$2,154	4.9%	$2,200	4.8%	$2,122	4.5%
CDOs	2,139	4.7%	1,981	4.7%	2,094	4.8%	2,301	5.0%	2,355	5.0%
CMBS	5,844	13.0%	5,525	13.0%	5,697	12.9%	6,212	13.5%	5,838	12.4%
Corporate	20,630	45.6%	20,878	49.2%	23,537	53.5%	25,675	55.9%	26,218	55.9%
Foreign government/government agencies	2,236	4.9%	482	1.1%	608	1.4%	640	1.4%	978	2.1%
Municipal — taxable	758	1.7%	760	1.8%	757	1.7%	853	1.8%	832	1.8%
Municipal — tax-exempt	2,336	5.2%	2,379	5.6%	2,348	5.3%	2,467	5.4%	2,416	5.2%
RMBS	3,916	8.7%	3,492	8.2%	3,279	7.5%	3,569	7.8%	3,602	7.7%
U.S. Treasuries	5,156	11.4%	4,934	11.6%	3,506	8.0%	2,010	4.4%	2,551	5.4%

Total fixed maturities	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%

U.S. government/government agencies	$7,614	16.9%	$7,245	17.1%	$5,795	13.2%	$4,535	9.9%	$4,944	10.5%
AAA	8,533	18.8%	8,168	19.2%	7,818	17.8%	7,117	15.5%	7,062	15.1%
AA	7,231	16.0%	5,350	12.6%	5,805	13.2%	7,092	15.4%	7,467	15.9%
A	11,018	24.4%	10,595	25.0%	11,686	26.6%	12,678	27.6%	12,605	26.9%
BBB	9,401	20.8%	9,469	22.3%	10,841	24.6%	11,992	26.1%	12,324	26.3%
BB & below	1,385	3.1%	1,601	3.8%	2,035	4.6%	2,513	5.5%	2,510	5.3%

Total fixed maturities	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	December 31,		March 31,		June 30,		September 30,		December 31,
	2008		2009		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$19,775	81.7%	$20,040	84.5%	$20,773	84.3%	$22,577	84.1%	$23,911	87.4%
Equity securities, available-for-sale, at fair value	674	2.8%	482	2.0%	586	2.4%	620	2.3%	453	1.7%
Mortgage loans	785	3.2%	756	3.2%	731	3.0%	690	2.6%	671	2.4%
Limited partnerships and other alternative investments [1]	1,166	4.8%	1,026	4.3%	963	3.9%	952	3.5%	945	3.5%
Other investments [2]	207	0.9%	173	0.7%	114	0.5%	113	0.4%	93	0.3%
Short-term investments	1,597	6.6%	1,266	5.3%	1,459	5.9%	1,902	7.1%	1,283	4.7%

Total investments	$24,204	100.0%	$23,743	100.0%	$24,626	100.0%	$26,854	100.0%	$27,356	100.0%

ABS	$299	1.5%	$276	1.3%	$296	1.4%	$340	1.5%	$401	1.7%
CDOs	473	2.4%	442	2.2%	468	2.3%	517	2.3%	537	2.2%
CMBS	2,469	12.5%	2,423	12.1%	2,593	12.5%	2,790	12.4%	2,706	11.3%
Corporate	6,396	32.3%	6,382	31.9%	7,215	34.7%	8,230	36.4%	8,971	37.5%
Foreign government/government agencies	585	3.0%	367	1.8%	417	2.0%	421	1.9%	423	1.8%
Municipal — taxable	136	0.7%	135	0.7%	136	0.7%	150	0.7%	143	0.6%
Municipal — tax-exempt	7,425	37.5%	7,979	39.8%	7,706	37.1%	8,338	36.9%	8,667	36.2%
RMBS	1,192	6.1%	1,280	6.4%	1,212	5.8%	1,240	5.5%	1,234	5.2%
U.S. Treasuries	800	4.0%	756	3.8%	730	3.5%	551	2.4%	829	3.5%

Total fixed maturities	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%

U.S. government/government agencies	$1,954	9.9%	$2,061	10.3%	$1,989	9.6%	$1,683	7.5%	$1,967	8.2%
AAA	4,939	25.0%	5,114	25.5%	3,963	19.1%	4,085	18.1%	4,112	17.2%
AA	4,346	22.0%	4,411	22.0%	5,198	25.0%	5,875	26.0%	6,436	26.9%
A	4,747	24.0%	4,608	23.0%	5,264	25.3%	5,783	25.6%	6,036	25.2%
BBB	3,390	17.1%	3,433	17.1%	3,842	18.5%	4,571	20.2%	4,744	19.9%
BB & below	399	2.0%	413	2.1%	517	2.5%	580	2.6%	616	2.6%

Total fixed maturities	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%

[1]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CORPORATE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2008		2009		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$155	8.8%	$95	6.1%	$115	2.6%	$137	2.7%	$330	12.1%
Equity securities, available-for-sale, at fair value	73	4.2%	73	4.7%	80	1.8%	87	1.7%	88	3.2%
Mortgage loans [2]	—	—	—	—	288	6.6%	273	5.4%	265	9.7%
Other investments [3]	43	2.4%	39	2.5%	39	0.9%	53	1.0%	52	1.9%
Short-term investments [4]	1,488	84.6%	1,343	86.7%	3,877	88.1%	4,530	89.2%	1,995	73.1%

Total investments	$1,759	100.0%	$1,550	100.0%	$4,399	100.0%	$5,080	100.0%	$2,730	100.0%

CDOs	$—	—	$—	—	$1	0.9%	$—	—	$—	—
Corporate	155	100.0%	91	95.8%	83	72.2%	106	77.4%	54	16.4%
Foreign government/government agencies	—	—	4	4.2%	6	5.2%	10	7.3%	7	2.1%
Municipal — tax-exempt	—	—	—	—	6	5.2%	7	5.1%	7	2.1%
RMBS	—	—	—	—	15	13.0%	12	8.7%	11	3.3%
U.S. Treasuries	—	—	—	—	4	3.5%	2	1.5%	251	76.1%

Total fixed maturities	$155	100.0%	$95	100.0%	$115	100.0%	$137	100.0%	$330	100.0%

U.S. government/government agencies	$—	—	$—	—	$17	14.8%	$13	9.5%	$261	79.1%
AAA	17	11.0%	15	15.8%	16	13.9%	25	18.2%	14	4.2%
AA	69	44.5%	45	47.4%	41	35.7%	52	38.0%	29	8.8%
A	66	42.6%	35	36.8%	35	30.4%	44	32.1%	23	7.0%
BBB	3	1.9%	—	—	4	3.5%	3	2.2%	3	0.9%
BB & below	—	—	—	—	2	1.7%	—	—	—	—

Total fixed maturities	$155	100.0%	$95	100.0%	$115	100.0%	$137	100.0%	$330	100.0%

[1]	Includes $149, $95, $83, $113 and $309 as of December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $27, $21 and $20 as of June 30, 2009, September 30, 2009 and December 31, 2009, respectively, held at Federal Trust Corporation.

[2]	Represents mortgage loans held at Federal Trust Corporation.

[3]	Relates to a put option agreement for the Company’s contingent capital facility.

[4]	Includes $1,484, $1,335, $3,598, $4,341 and $1,936 as of December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $211, $151 and $45 as of June 30, 2009, September 30, 2009 and December 31, 2009, respectively, held at Federal Trust Corporation. As of June 30, 2009, the increase is attributable to the receipt of $3.4 billion from the U.S. Department of Treasury’s Capital Purchase Program, of which $500 was contributed to Life and $185 was contributed to Federal Trust Corporation. As of September 30, 2009, the increase is attributable to the Company’s discretionary equity issuance program. As of December 31, 2009, the decrease is primarily related to approximately $1.8 billion of capital contributions to Life and a payment of $200 to Allianz.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
CONSOLIDATED [1]

	December 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [2]	Value	Loss [2] [3]	Cost	Value	Loss
Total AFS [4] Securities

Three months or less	$11,197	$10,838	$(359)	$16,425	$14,992	$(1,433)
Greater than three months to six months	317	289	(28)	6,533	5,247	(1,286)
Greater than six months to nine months	2,940	2,429	(511)	7,053	5,873	(1,180)
Greater than nine months to twelve months	2,054	1,674	(380)	6,459	4,957	(1,502)
Greater than twelve months	22,445	16,636	(5,809)	25,279	16,071	(9,208)

Total	$38,953	$31,866	$(7,087)	$61,749	$47,140	$(14,609)

BIG [5] and Equity AFS [4] Securities

Three months or less	$293	$242	$(51)	$1,106	$852	$(254)
Greater than three months to six months	18	16	(2)	307	214	(93)
Greater than six months to nine months	534	424	(110)	349	260	(89)
Greater than nine months to twelve months	206	166	(40)	204	145	(59)
Greater than twelve months [6]	3,362	2,223	(1,139)	1,044	609	(435)

Total	$4,413	$3,071	$(1,342)	$3,010	$2,080	$(930)

[1]	Includes investments held in Corporate.

[2]	Includes the cumulative effect adjustment of $1.4 billion as a result of an accounting change related to other-than-temporary impairments.

[3]	As of December 31, 2009, fixed maturities represented $6,895, or 97%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2009 and 2008.

[4]	Represents available-for-sale (“AFS”) securities.

[5]	Represents below investment grade (“BIG”) securities.

[6]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
LIFE

	December 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$6,831	$6,555	$(276)	$12,857	$11,776	$(1,081)
Greater than three months to six months	222	201	(21)	4,100	3,235	(865)
Greater than six months to nine months	1,294	1,092	(202)	5,292	4,356	(936)
Greater than nine months to twelve months	1,900	1,537	(363)	3,503	2,504	(999)
Greater than twelve months	16,857	12,127	(4,730)	18,034	11,149	(6,885)

Total	$27,104	$21,512	$(5,592)	$43,786	$33,020	$(10,766)

BIG and Equity AFS Securities

Three months or less	$248	$202	$(46)	$749	$564	$(185)
Greater than three months to six months	18	16	(2)	218	144	(74)
Greater than six months to nine months	245	193	(52)	238	164	(74)
Greater than nine months to twelve months	150	117	(33)	148	105	(43)
Greater than twelve months [3]	2,674	1,704	(970)	757	413	(344)

Total	$3,335	$2,232	$(1,103)	$2,110	$1,390	$(720)

[1]	Includes the cumulative effect adjustment of $900 as a result of an accounting change related to other-than-temporary impairments.

[2]	As of December 31, 2009, fixed maturities represented $5,489, or 98%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2009 and 2008.

[3]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$4,099	$4,020	$(79)	$3,541	$3,191	$(350)
Greater than three months to six months	95	88	(7)	2,396	1,980	(416)
Greater than six months to nine months	1,646	1,337	(309)	1,757	1,513	(244)
Greater than nine months to twelve months	154	137	(17)	2,953	2,451	(502)
Greater than twelve months	5,546	4,467	(1,079)	7,243	4,920	(2,323)

Total	$11,540	$10,049	$(1,491)	$17,890	$14,055	$(3,835)

BIG and Equity AFS Securities

Three months or less	$28	$26	$(2)	$330	$263	$(67)
Greater than three months to six months	—	—	—	52	38	(14)
Greater than six months to nine months	289	231	(58)	107	92	(15)
Greater than nine months to twelve months	56	49	(7)	53	38	(15)
Greater than twelve months [3]	646	478	(168)	285	194	(91)

Total	$1,019	$784	$(235)	$827	$625	$(202)

[1]	Includes the cumulative effect adjustment of approximately $500 as a result of an accounting change related to other-than-temporary impairments.

[2]	As of December 31, 2009, fixed maturities represented $1,406, or 94%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2009 and 2008.

[3]	Since December 31, 2008, the increase is primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2009

	LIFE
			Percent of
TOP TEN CORPORATE	Cost or		Total
AND EQUITY AFS	Amortized	Fair	Invested
EXPOSURES BY SECTOR	Cost	Value	Assets [2]

Financial services	$6,205	$5,545	8.8%
Utilities	4,304	4,424	7.0%
Consumer non-cyclical	3,555	3,755	5.9%
Technology and communications	2,975	3,082	4.9%
Energy	2,376	2,498	3.9%
Capital goods	2,315	2,388	3.8%
Basic industry	2,113	2,187	3.5%
Consumer cyclical	1,542	1,564	2.5%
Other	980	885	1.4%
Transportation	574	570	0.9%

Total	$26,939	$26,898	42.6%

TOP TEN EXPOSURES BY ISSUER [4]

JPMorgan Chase & Co.	$370	$336	0.5%
Bank of America Corp.	381	303	0.5%
Wells Fargo & Co.	306	249	0.4%
AT&T Inc.	231	236	0.4%
Citigroup Inc.	265	216	0.4%
General Electric Co.	250	211	0.3%
Credit Suisse Group AG	224	207	0.3%
Barclays PLC	230	205	0.3%
Verizon Communication Inc.	181	188	0.3%
Pfizer Inc.	165	181	0.3%

Total	$2,603	$2,332	3.7%

	P&C
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets
Financial services	$2,655	$2,359	8.6%
Utilities	1,615	1,634	6.0%
Consumer non-cyclical	1,177	1,236	4.5%
Technology and communications	1,048	1,065	3.9%
Capital goods	769	785	2.9%
Basic industry	694	719	2.6%
Energy	694	717	2.6%
Consumer cyclical	422	430	1.6%
Other	374	352	1.3%
Transportation	124	127	0.4%

Total	$9,572	$9,424	34.4%

State of Georgia	$226	$237	0.9%
State of Louisiana	175	181	0.7%
State of California	182	173	0.6%
New York, NY	157	163	0.6%
State of Illinois	135	138	0.5%
JPMorgan Chase & Co.	128	127	0.5%
Goldman Sachs Group Inc.	143	126	0.4%
State of Washington	110	115	0.4%
Westpac Banking Corp.	125	109	0.4%
State of Mississippi	99	105	0.4%

Total	$1,480	$1,474	5.4%

	CONSOLIDATED [3]
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]
Financial services	$8,895	$7,939	8.5%
Utilities	5,920	6,059	6.5%
Consumer non-cyclical	4,739	4,998	5.4%
Technology and communications	4,027	4,151	4.5%
Energy	3,070	3,215	3.5%
Capital goods	3,087	3,176	3.4%
Basic industry	2,893	2,994	3.2%
Consumer cyclical	1,964	1,994	2.1%
Other	1,358	1,241	1.3%
Transportation	698	697	0.7%

Total	$36,651	$36,464	39.1%

JPMorgan Chase & Co.	$505	$470	0.5%
Bank of America Corp.	430	352	0.4%
Wells Fargo & Co.	392	330	0.3%
State of California	317	307	0.3%
AT&T Inc.	295	303	0.3%
General Electric Co.	355	299	0.3%
Citigroup Inc.	328	278	0.3%
Pfizer Inc.	238	260	0.3%
Barclays PLC	295	258	0.3%
Goldman Sachs Group Inc.	288	251	0.3%

Total	$3,443	$3,108	3.3%

[1]	Excludes equity securities, trading.

[2]	Includes investments held in Corporate.

[3]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.